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     GALAXY FUND II

     GALAXY FUNDS


SEMI-ANNUAL REPORT
September 30, 2002

GALAXY II LARGE COMPANY INDEX FUND

GALAXY II SMALL COMPANY INDEX FUND

GALAXY II UTILITY INDEX FUND

GALAXY II U.S. TREASURY INDEX FUND

GALAXY II MUNICIPAL BOND FUND




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GALAXY FUNDS LOGO ART

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PRESIDENT'S MESSAGE



Dear Galaxy Fund II Shareholder:

      Enclosed is the Galaxy Fund II semi-annual report for the six months ended September 30, 2002. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual portfolio reviews for each of the Funds. At the end of the report, you'll find financial statements and a list of portfolio holdings for each Fund as of September 30, 2002.

      In a climate of increased economic and political uncertainty, stock prices ended the reporting period significantly lower than where they started. The stock market was particularly volatile during this time, however, and even enjoyed a brief advance in the third quarter of 2002. Bond prices, in contrast, strengthened significantly during this time. The very different reaction of stocks and bonds to the same economic and political conditions, as well as dissimilar performances within individual stock and bond sectors, demonstrates once more that investors can benefit from well-diversified portfolios with a broad mix of asset classes.

      Such diversification will likely be just as important going forward. Despite three years of poor total returns, financial advisors say stocks remain key to the long-term savings growth that can outpace the eroding effects of inflation and taxes. While holdings in bonds have provided investors with both income and substantial capital gains during the bear market in stocks, bond returns will likely moderate as the economy recovers and interest rates rise.

      Now that the asset management businesses of Liberty Financial Companies, Inc. and FleetBoston Financial Corporation have been combined into Columbia Management Group, Inc., you have a significantly broader array of investment options with which to achieve the diversification you need in these turbulent times. We continue to suggest that you meet with your financial advisor to create the specific investment mix that is best suited to your financial goals and tolerance for risk.

      As you may know, shareholders approved mergers for the Galaxy II portfolios on October 18 that will occur during November and December of 2002. You will soon receive additional information on these changes. If you have questions about the changes, or would like to know more about the many investment options now available to you, please call us, toll-free, at 1-800-345-6611 or visit our Web site at www.galaxyfunds.com.

Sincerely,

/S/ SIGNATURE

Keith T. Banks
President

[BEGIN SIDEBAR]
--------------------------------------
MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS

(BULLET) ARE NOT FDICINSURED

(BULLET) ARE NOT OBLIGATIONS OF,
OR GUARANTEED BY, ANY BANK

(BULLET)  ARE  SUBJECT  TO  INVEST-
MENT  RISK,  INCLUDING  POSSIBLE
LOSS  OF THE PRINCIPAL AMOUNT
INVESTED
--------------------------------------
[END SIDEBAR]

--------------------------------------------------------------------------------
MARKET OVERVIEW

[BEGIN SIDEBAR]
" ALTHOUGH INDUSTRIAL PRODUCTION AND JOB GROWTH REMAINED STAGNANT IN THE
  THIRD QUARTER OF 2002, AND CONSUMER CONFIDENCE DECLINED, ACTUAL SPENDING BY CONSUMERS HELD UP RELATIVELY WELL AND BUSINESS INVESTMENT BEGAN TO RISE."
[END SIDEBAR]

BY FLEET INVESTMENT ADVISORS INC.
      As the U.S. economy languished between recession and full recovery over the last six months, corporate earnings remained weak. Of further concern to investors were the broadening of corporate accounting scandals, which undermined the reliability of earnings reports, as well as heightened political tension in the Middle East. Although stock prices rallied briefly in late July and early August of 2002 on hopes that a recovery was taking hold, the market weakened significantly as the recovery seemed to stall. After outperforming in the second quarter of 2002, stocks of small and mid-sized firms performed more in line with stocks of larger companies in the third quarter. Bond prices strengthened in this environment, particularly for Treasury securities and other issues of high credit quality.
      For the six months ended September 30, 2002, the Standard & Poor's(REGISTRATION MARK) 500 Composite Stock Price Index (the "S&P(REGISTRATION
MARK) 500 Index"), a benchmark for larger-company stocks, had a total return of -28.34%. Over the same time, the Standard & Poor's(REGISTRATION MARK) SmallCap 600 Stock Price Index (the "S&P(REGISTRATION MARK) SmallCap 600 Index"), a benchmark for small-company stocks, had a total return of -23.93% and the Standard & Poor's(REGISTRATION MARK) Utilities Composite Stock Price Index (the "S&P(REGISTRATION MARK) Utilities Index"), a benchmark of utility stocks included in the S&P(REGISTRATION MARK) 500 Index, had a total return of -35.43%. During the six-month reporting period, the U.S. Treasury component of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon Smith Barney U.S. Treasury Index") returned 12.15%, and the Lehman Brothers Quality Intermediate Municipal Bond Index, a benchmark for municipal bonds, returned 8.02%.

RECOVERY WATCH CONTINUES
      The relatively mild recession of 2001 yielded to a generally mild recovery in the second and third quarters of 2002 that seemed, at times, to wane. In the first quarter of 2002, before the reporting period began, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 5.0%, up from 2.7% in the fourth quarter of 2001. The annual rate of inflation averaged about 3.0% in the first quarter of 2002, versus 1.6% for 2001 as a whole.
      Although investors expected the surge in growth to be temporary, they hoped that it might lay the foundation for a sustained recovery. However, following actions by the Federal Reserve Board (the "Fed") to increase liquidity for most of 2001, liquidity dropped sharply in the first quarter of 2002. This helped to slow second quarter GDP growth to a modest 1.3%. At the same time, the first quarter earnings that companies reported in the second quarter fell short of expectations. Investors were also concerned by additional announcements of corporate accounting problems, rising unemployment, a decline in consumer confidence, and the potential for further economic problems due to the U.S. war on terrorism and fighting in the Middle East.
      Stock prices fell sharply in this environment. Bearing the brunt of the corporate accounting scandals, stocks of larger companies led the decline. Bond yields also fell, and bond prices rose, as the inflation rate eased to 2.5% and the Fed maintained the neutral policy for interest rates it adopted at the start of the year.
      Although industrial production and job growth remained stagnant in the third quarter of 2002, and consumer confidence declined, actual spending by consumers held up relatively well and business investment began to rise. Growth of GDP improved to an estimated annualized rate of 3.1% in this environment. However, the inflation rate remained 2.5%, allowing the Fed to adopt a bias toward easing interest rates. Following a sharp sell-off in stock prices from late May through the middle of July, stock prices advanced into the middle of August with significant volatility. Prices then declined sharply through the end of the third quarter as second-quarter earnings reports proved disappointing and war between the U.S. and Iraq became more likely. Bond prices continued to gain at this time - with a flight to quality helping Treasury bonds outperform corporate issues. By the end of the six-month period, the yield for 30-year Treasuries had fallen to 4.66%, versus 5.82% when the period began.

A BRIGHTER OUTLOOK FOR 2003
      Growth in the economy should be more robust in 2003, with a potential 3.0% increase in GDP. While overcapacity remains in many industries, other industries may soon need to replace

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[BEGIN SIDEBAR]
"FUTURE STOCK-PRICE GROWTH WILL LIKELY DEPEND ON IMPROVEMENTS IN REPORTED
  EARNINGS AND THE WILLINGNESS BY INVESTORS TO PAY MORE FOR LONG-TERM EARNINGS GROWTH."
[END SIDEBAR]

equipment helping to increase total business investment. Given the current excesses in manufacturing capacity, minimal upward pressure on wages and a reduced ability to raise prices, we expect inflation to fall below 2.0% for the rest of 2002 and below 3.0% in 2003. The economy should also benefit from historically low levels of interest rates, continued consumer spending, good productivity, expanded government spending, increased liquidity and further cuts in federal income taxes.
      Under the current earnings outlook, stocks appear fairly valued. Although price-to-earnings ratios remain above their 30-year averages, they have fallen near levels not seen since the early 1990s. Future stock-price growth will likely depend on improvements in reported earnings and the willingness by investors to pay more for long-term earnings growth. In the meantime, we expect stock prices to remain volatile and be easily threatened by additional terrorist threats, a war with Iraq, or more misdeeds in corporate accounting.
      After three consecutive years of strong returns from bonds, returns should be more modest going forward, driven largely by interest income. As economic conditions improve, and the flight to quality subsides, we would expect corporate bonds to outperform Treasuries. With yields that substantially exceed the after-tax yields that high-bracket investors would achieve with Treasuries of comparable maturity, municipal bonds could perform exceptionally well on a relative basis.


AVERAGE ANNUAL TOTAL RETURNS
                                                                                       10 YEARS/
AS OF SEPTEMBER 30, 2002                   6 MONTHS*       1 YEAR         5 YEARS   LIFE OF FUND**
-----------------------------------------------------------------------------------------------------
Large Company Index Fund
(INCEPTION DATE 10/1/90)                   (28.20)%      (20.42)%        (1.84)%         8.67%
-----------------------------------------------------------------------------------------------------
Small Company Index Fund
(INCEPTION DATE 10/1/90)                   (24.31)        (2.44)          0.29           9.42
-----------------------------------------------------------------------------------------------------
Utility Index Fund
(INCEPTION DATE 1/5/93)                    (35.50)       (36.37)         (2.79)          3.61
-----------------------------------------------------------------------------------------------------
U.S. Treasury Index Fund
(INCEPTION DATE 6/4/91)                     11.88          9.82           7.97           7.11
-----------------------------------------------------------------------------------------------------
Municipal Bond Fund
(INCEPTION DATE 4/15/93)                     6.09          6.49           5.40           5.50
-----------------------------------------------------------------------------------------------------

*  UNANNUALIZED TOTAL RETURNS.
** RETURN FIGURES SHOWN ARE AVERAGE TOTAL RETURNS FOR THE 10 YEARS ENDED SEPTEMBER 30, 2002 FOR THE
   LARGE COMPANY INDEX FUND, SMALL COMPANY INDEX FUND AND U.S. TREASURY INDEX FUND AND FOR THE
   PERIOD FROM INCEPTION THROUGH SEPTEMBER 30, 2002 FOR EACH OTHER FUND.


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
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G. JAY EVANS PIC


G. JAY EVANS BECAME MANAGER OF THE GALAXY II LARGE COMPANY INDEX FUND, THE GALAXY II SMALL COMPANY INDEX FUND AND THE GALAXY II UTILITY INDEX FUND IN JULY 1998. HE HAD PREVIOUSLY MANAGED THESE FUNDS UNTIL MARCH OF 1996.
[END SIDEBAR]


GALAXY II
LARGE COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of large-capitalization stocks as represented by the S&P(REGISTRATION MARK) 500 Index. By investing in publicly traded U.S. stocks according to their representation in the S&P(REGISTRATION MARK) 500 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
      For the six months ended September 30, 2002, the S&P(REGISTRATION MARK) 500 Index had a total return of -28.34% and the Galaxy II Large Company Index Fund had a total return of -28.20% (after the deduction of operating expenses.) The Fund's six-month performance represents a correlation coefficient of 99.964%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the reporting period.

A DIFFICULT MARKET CLIMATE
      Large capitalization stocks offer the greater liquidity and, often, market dominance that investors prize during periods of competitive pricing and slower demand. Many of these stocks are global competitors sensitive to foreign investment, currency swings, and economic developments overseas. Generally, these and other characteristics earn large-cap stocks higher valuations.
During periods of rising confidence and earnings acceleration, however, they may lose leadership to companies with smaller capitalizations as investors seek higher returns in the broader market.
      Over the six months ended September 30, 2002, the large-cap sector was hurt by the same factors that damaged stock prices as a whole: a lack-luster recovery in earnings, mixed economic signals, corporate accounting scandals, the threat of both further terrorist attacks and a war with Iraq. During the second quarter of 2002, large-cap stocks were hit particularly hard by corporate accounting problems and political turmoil overseas. Many suffered steep corrections that reduced their valuation premiums versus smaller-cap issues through the spring and early summer. The relative performance of large-cap stocks then improved in the fall, as a faltering economic recovery and increased political concerns favored issues with greater trading liquidity and financial security.

POISED FOR RECOVERY
      Following the unprecedented collaboration of economic and political negatives that collapsed the market this year, stock valuations are now at levels consistent with past market lows. Substantial up-side opportunities may thus emerge in months to come. Once economic conditions improve, positive earnings comparisons should attract investors back to equities and the large-cap sector should participate in any sustained market advance.



GALAXY II LARGE COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BASIC MATERIALS                  2%
UTILITIES                        3%
ENERGY                           6%
COMMUNICATIONS                   9%
INDUSTRIAL                      10%
CONSUMER CYCLICAL               10%
TECHNOLOGY                      13%
FINANCE                         20%
CONSUMER STAPLES                25%
U.S. GOVERNMENT OBLIGATION,
REPURCHASE AGREEMENT AND NET
OTHER ASSETS AND LIABILITIES     2%



GALAXY IILARGE COMPANY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           S&P(REGISTRATION MARK)        GALAXY II LARGE
                500 INDEX              COMPANY INDEX FUND
               -----------             -------------------
10/1/91         10,000.00                  10,000.00
3/92            14,255.00                  13,539.00
3/93            15,570.00                  15,526.00
3/94            16,396.00                  15,683.00
3/95            19,255.00                  18,048.00
3/96            25,067.00                  23,787.00
3/97            31,364.00                  28,383.00
3/98            44,244.00                  41,806.00
3/99            53,902.00                  49,395.00
3/00            61,554.00                  57,893.00
3/1/2001        47,938.00                  45,423.00
3/1/2002        48,015.00                  45,387.00
9/30/2002       34,435.00                  32,587.00



* SINCE INCEPTION ON 10/1/90. THE S&P(REGISTRATION MARK) 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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PORTFOLIO REVIEWS

GALAXY II
SMALL COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller-capitalization stocks as represented by the S&P(REGISTRATION MARK) SmallCap 600 Index. By investing in smaller-capitalization stocks according to their representation in the S&P(REGISTRATION MARK) SmallCap 600 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
      For the six months ended September 30, 2002, the S&P(REGISTRATION MARK) SmallCap 600 Index had a total return of -23.93%. Over the same time, the Galaxy II Small Company Index Fund had a total return of -24.31% (after the deduction of operating expenses). The Fund's six-month performance represents a correlation coefficient of 99.986%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the reporting period.

SENTIMENT SHIFTS WITH ECONOMIC VIEW
      Smaller companies are generally more oriented toward the domestic economy than larger firms and are thought to be more flexible in responding to business opportunities. Although they tend to be less sensitive to macroeconomic developments, small-cap stocks generally attract investors when economic confidence is rising. While the prices of small-cap stocks tend to be more volatile than the prices for large-cap stocks, that volatility can be offset by the potential for higher total returns that small-cap stocks offer.
      In the final months of 2001 and the first quarter of 2002, before the six-month reporting period began, small-cap stocks responded more vigorously to expectations for economic recovery than large-cap stocks. With less exposure to the corporate accounting issues at home and political concerns abroad, the small-cap sector built on this relative outperformance in the second quarter of 2002, declining less than large-cap issues. During the summer, however, amid waning expectations for an imminent recovery and increased political uncertainty, investors moved back to the greater security they perceived in issues of larger firms.

SMALL-CAP SHARES COULD LEAD MARKET ADVANCE
      Once it's clear that a recovery is on track, and earnings and interest rates start to rise, small-cap stocks should assume their traditional role in leading the market's next advance. Even though the valuation gap between large- and small-cap stocks has narrowed, valuations in the small-cap sector remain relatively attractive.



GALAXY II SMALL COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2002


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BASIC MATERIALS                      3%
UTILITIES                            4%
ENERGY                               6%
TECHNOLOGY                          11%
FINANCE                             13%
INDUSTRIAL                          17%
CONSUMER STAPLES                    20%
CONSUMER CYCLICAL                   21%
COMMUNICATIONS                       2%
U.S. GOVERNMENT OBLIGATION,
REPURCHASE AGREEMENT AND NET
OTHER ASSETS AND LIABILITIES         3%



GALAXY II SMALL COMPANY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               COMPOSITE SMALL       S&P(REGISTRATION MARK)     GALAXY II SMALL
             COMPANY INDEX FUND**      SMALLCAP 600 INDEX     COMPANY INDEX FUND
             --------------------   -----------------------   ------------------
10/1/91           10,000.00                10,000.00               10,000.00
3/92              16,338.00                15,684.00               15,833.00
3/93              19,140.00                18,487.00               18,246.00
3/94              20,100.00                21,158.00               18,915.00
3/95              21,848.00                22,435.00               20,354.00
3/96              28,559.00                30,442.00               26,632.00
3/97              30,514.00                31,586.00               29,188.00
3/98              43,830.00                46,353.00               41,220.00
3/99              35,444.00                39,727.00               33,311.00
3/00              46,325.00                48,201.00               43,479.00
3/1/2001          45,728.00                48,079.00               42,434.00
3/1/2002          55,774.00                58,639.00               51,482.00
9/30/2002         42,432.00                44,611.00               38,967.00



* SINCE INCEPTION ON 10/1/90. THE S&P(REGISTRATION MARK) SMALLCAP 600 INDEX AND RUSSELL SPECIAL SMALL COMPANY(TM) INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS
   COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL SPECIAL SMALL COMPANY(TM) INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON OCTOBER 1, 1990 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION
   MARK) SMALLCAP 600 INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

GALAXY II
UTILITY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of stocks in the utility industry as represented by the S&P(REGISTRATION MARK) Utilities Index. To this end, the Fund invests in publicly traded stocks according to their representation in the S&P(REGISTRATION MARK) Utilities Index and is structured to deliver the same volatility and risk as the Index. The S&P(REGISTRATION MARK) Utilities Index is an unmanaged index of the common stocks of utility companies included in the S&P(REGISTRATION MARK) 500 Index.
      For the six months ended September 30, 2002, the S&P(REGISTRATION MARK) Utility Index had a total return of -35.43%, and the Galaxy II Utility Index Fund had a total return of -35.50% (after the deduction of operating expenses). This performance represents a correlation coefficient of 99.987%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the reporting period.

INVESTOR WORRIES CONTINUE
      Utility stocks have historically offered defensive characteristics that are desirable during periods of high market volatility. With strong yields, utility stocks have also performed well when short-term interest rates decline prior to economic expansions. Utility stocks will most likely remain defensive, income-producing vehicles despite significant industry changes resulting from deregulation.
      Many factors caused utility stocks to continue underperforming the broader market in the six months ended September 30, 2002. Topping the list were ongoing concerns about the effects of deregulation on electric utilities. As independent producers increased power supplies, the Federal Energy Regulatory Commission continued to promote regional transmission organizations as a way to eliminate the threat of energy bottlenecks and "price gouging." Meanwhile, investors remained nervous about the longer-term implications of the accounting scandal at Enron and the risks that companies have taken in their financial structures, while significantly increasing their debt. Continued fallout from corporate accounting problems plagued the telecommunications sector as well, along with ongoing disappointments in earnings.

BRIGHTER PROSPECTS AHEAD
      Utilities continue to offer defensive characteristics that investors have tended to value in times of economic uncertainty. Although the earnings prospects for utilities remain suppressed across the sector due to overcapacity and high feedstock costs, the sector should benefit from a cyclical upside as the economy recovers. If elimination of the double taxation of dividends receives broader Congressional support, utilities could become exciting holdings for investors.



GALAXY II UTILITY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ENERGY                   5%
UTILITIES               94%
NET OTHER ASSETS
AND LIABILITIES          1%





GALAXY II UTILITY INDEX FUND

GROWTH OF $10,000 INVESTMENT*



                                GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                 COMPOSITE       S&P(REGISTRATION MARK)       GALAXY II
               UTILITY INDEX**      UTILITIES INDEX       UTILITY INDEX FUND
              ----------------   ----------------------   ------------------
1/5/93            10,000.00            10,000.00              10,000.00
3/93              11,034.00            10,852.00              10,985.00
3/94              10,503.00            10,762.00              10,454.00
3/95              11,083.00            11,683.00              10,941.00
3/96              14,145.00            14,330.00              13,853.00
3/97              14,533.00            14,567.00              14,332.00
3/98              20,515.00            19,780.00              19,936.00
3/99              20,206.00            21,618.00              19,631.00
3/00              21,956.00            22,400.00              21,106.00
3/1/2001          30,140.00            29,654.00              29,035.00
3/1/2002          22,937.00            20,676.00              21,902.00
9/30/2002         14,810.00            13,350.00              14,126.00



* SINCE INCEPTION ON 1/5/93. THE S&P(REGISTRATION MARK) UTILITIES INDEX AND RUSSELL 1000(TM) UTILITY INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.
** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS
   COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL 1000(TM) UTILITY INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON JANUARY 5, 1993 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION MARK) UTILITIES INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS


[BEGIN SIDEBAR]
[GRAPHIC OMITTED]
DAVID LINDSAY PIC

DAVID LINDSAY HAS MANAGED THE GALAXY II U.S. TREASURY INDEX FUND SINCE JULY 1994. HE HAS MANAGED FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]


GALAXY II U.S. TREASURY INDEX FUND

BY DAVID LINDSAY, CFA
PORTFOLIO MANAGER
      The Galaxy II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of notes and bonds represented in the Salomon Smith Barney U.S. Treasury Index, an unmanaged index of U.S. Treasury securities. The Fund attempts to meet this objective by investing in U.S. Treasury notes and bonds that profile the Salomon Smith Barney U.S. Treasury Index.
      For the six months ended September 30, 2002, the Salomon Smith Barney U.S. Treasury Index posted a total return of 12.15%, and the Galaxy II U.S. Treasury Index Fund had a total return of 11.88% (after the deduction of operating expenses). This performance represents a correlation coefficient of 99.743%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the reporting period.

FLIGHT TO QUALITY BOOSTS TREASURIES
      Because Treasuries are backed by the full faith and credit of the U.S. government, giving them exceptional credit quality, investors typically favor Treasuries in times of economic or political turmoil. The flight to quality due to the economic, business, and political uncertainties of the past six months, combined with the large decline in yields for fixed income investments as a whole, helped Treasuries provide exceptional returns for the reporting period that outpaced those for corporate issues.
       During the period, the average yield for investments represented in the Salomon Smith Barney U.S. Treasury Index fell from 4.96% to 3.16% and the average price for notes and bonds in the Index rose from 107.41 to 116.79. These were some of the largest six-month moves since the 1980s. While the declines in yields were particularly large for intermediate-maturity issues, where investments in the Fund and the Salomon Smith Barney U.S. Treasury Index tend to be concentrated, longer-maturity Treasuries enjoyed greater price gains. This is often the case when yields decline as sharply as they did during the last six months and resulted in a somewhat larger market value weighting for longer maturities in both the Salomon Smith Barney U.S. Treasury Index and the Fund.
      The average maturity of investments in the Fund declined during the reporting period, as we adjusted the portfolio to reflect the continued concentration of new government issues in shorter-term bonds. With a decrease in yields and the coupon rates for new issues, the average coupon for investments in the Fund fell from 6.26% to 5.85%.

A GOOD INCOME FROM TOP-QUALITY SECURITIES
      If economic growth improves, as we expect, investors will probably find Treasuries expensive versus corporate securities. It seems likely, therefore, that Treasuries could underperform corporates in the months ahead, especially if better company earnings reports and less publicity about accounting scandals help to restore investor confidence in the corporate sector. Fund shareholders, however, should still receive good income from investments with the highest credit quality available.



GALAXY II U.S. TREASURY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2002

                                GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. TREASURY BONDS                36%
U.S. TREASURY NOTES                62%
REPURCHASE AGREEMENT AND NET
OTHER ASSETS AND LIABILITIES        2%



GALAXY II U.S. TREASURY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

                                GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE SALOMON SMITH
                 BARNEY U.S.          GALAXY II U.S.
               TREASURY INDEX       TREASURY INDEX FUND
               ---------------      -------------------
6/4/91            10,000.00             10,000.00
3/92              10,932.00             10,899.00
3/93              12,474.00             12,390.00
3/94              12,810.00             12,687.00
3/95              13,362.00             13,171.00
3/96              14,764.00             14,500.00
3/97              15,388.00             15,066.00
3/98              17,264.00             16,831.00
3/99              18,419.00             17,905.00
3/00              19,099.00             18,333.00
3/1/2001          21,228.00             20,458.00
3/1/2002          21,907.00             21,078.00
9/30/2002         24,570.00             23,582.00


* SINCE INCEPTION ON 6/4/91. THE SALOMON SMITH BARNEY U.S. TREASURY INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[GRAPHIC OMITTED]
GALAXY FUNDS LOGO ART

THE GALAXY IIMUNICIPAL BOND FUND IS MANAGED BY THE MUNICIPAL BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC.
[END SIDEBAR



GALAXY II MUNICIPAL BOND FUND

BY SUSAN SANDERSON AND BRIAN MCGREEVY
      The Galaxy II Municipal Bond Fund seeks to provide a high level of income exempt from regular federal tax that is consistent with prudent investment management and preservation of capital. Typically, the Fund invests substantially all of its assets in debt securities issued by state, local, and regional government agencies, and maintains an average weighted maturity for its investments of 5 to 10 years.
      For the six months ended September 30, 2002, the Galaxy II Municipal Bond Fund earned a total return of 6.09% (after deduction of operating expenses). During the same time, intermediate municipal bond funds tracked by Lipper Inc. had an average total return of 7.54% and the Lehman Brothers Quality Intermediate Municipal Bond Index had a total return of 8.02%.

HEAVY DEMAND FOR MUNICIPALS
      During the six-month reporting period, municipals benefited from their significant tax advantage and strong credit quality. Municipals also offered investors prices that were both more attractive and less volatile than the prices for Treasury securities.
       During the period, the Galaxy II Municipal Bond Fund benefited from an emphasis on higher credit quality and investments that could not be called in by their issuers - two sectors of the municipal market that outperformed. Of further help was the attention to higher coupon issues at a time when yields were generally falling. Offsetting these positives were the Fund's focus on short- and intermediate-term maturities as longer maturities outperformed. An increase in shorter term issues before the reporting period began, when it looked like interest rates might rise, further hampered returns and caused the Fund to lag behind its market benchmark.
      While continuing to concentrate on non-callable issues with strong credit quality, we increased the representation of intermediate maturities over the reporting period, which reduced the portion of shorter-term issues in the portfolio. As increased supplies of municipals made prices more attractive for securities issued in Texas, New York and Michigan, we increased investments in those states.

STRONGER SUPPLIES LIKELY
      We expect supplies of newly issued municipals to remain high in months to come, unless there is a significant increase in interest rates. In addition to low levels of interest rates, the strains on state and local budgets from a weak economy should encourage many governments to refinance existing bonds and issue new debt. Whether demand will also remain strong depends largely on what happens to the economy and the stock market. If the prospects for stocks improve, many municipal investors may shift money back into equities. In the meantime, municipals should benefit from both prices that remain attractive versus those for Treasuries and their typically slower response to rising interest rates.
      Once it looks like a stronger economic recovery is underway, we may start to reduce the portion of longer-term issues in the portfolio, whose prices would likely be more sensitive to an interest rate climb. As before, we plan to focus on municipals with exceptional credit quality and good call protection.



GALAXY II MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*


                                GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MOUNTAIN                         5%
PACIFIC                          9%
SOUTH                           16%
EAST                            23%
NORTH CENTRAL                   43%
OTHER TERRITORY, CASH EQUIV-
ALENTS AND NET OTHER
ASSETS AND LIABILITIES           4%





GALAXY IIMUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2002

                                GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS QUALITY
           INTERMEDIATE MUNICIPAL     GALAXY II MUNICIPAL
                 BOND INDEX                BOND FUND
           -----------------------    -------------------
4/15/93           10,000.00                10,000.00
3/94              10,269.00                10,310.00
3/95              10,933.00                10,857.00
3/96              11,791.00                11,657.00
3/97              12,325.00                12,141.00
3/98              13,366.00                13,147.00
3/99              14,141.00                13,831.00
3/00              14,283.00                13,823.00
3/1/2001          15,894.00                15,089.00
3/1/2002          15,864.00                15,649.00
9/30/2002         17,136.00                16,602.00


* SINCE INCEPTION ON 4/15/93. THE LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX, WHICH STARTED ON JUNE 30, 1993, IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

COMMON STOCKS - 98.28%


                CONSUMER STAPLES  - 24.78%

    119,863     Abbott Laboratories.........................  $   4,842,465
      4,482     Alberto-Culver Co., Class B.................        219,752
     31,209     Albertson's, Inc............................        754,009
      9,898     Allergan, Inc...............................        538,451
      5,044     American Greetings Corp., Class A ..........         81,208
      8,076     AmerisourceBergen Corp......................        576,788
     66,661     Anheuser-Busch Cos., Inc....................      3,373,047
     10,800     Anthem, Inc.*...............................        702,000
     13,300     Apollo Group, Inc., Class A*................        577,619
     50,021     Archer-Daniels-Midland Co...................        625,763
      8,466     Avery Dennison Corp.........................        482,393
     18,071     Avon Products, Inc..........................        833,073
      3,949     Bard (C.R.), Inc............................        215,734
      4,163     Bausch & Lomb, Inc..........................        138,087
     46,232     Baxter International, Inc...................      1,412,388
     19,684     Becton Dickinson & Co.......................        559,026
     20,227     Biomet, Inc.................................        538,645
     13,873     Block (H&R), Inc............................        582,805
     31,240     Boston Scientific Corp.*....................        985,934
    148,641     Bristol-Myers Squibb Co.....................      3,537,656
      5,265     Brown-Forman Corp., Class B.................        352,492
     31,453     Campbell Soup Co............................        694,482
     34,619     Cardinal Health, Inc........................      2,153,302
     79,800     Cendant Corp.*..............................        858,648
     14,508     Chiron Corp.*...............................        506,909
     17,661     Clorox Co...................................        709,619
    190,418     Coca-Cola Co................................      9,132,447
     34,443     Coca-Cola Enterprises, Inc..................        731,569
     41,618     Colgate-Palmolive Co........................      2,245,291
     41,169     ConAgra Foods, Inc..........................      1,023,050
     39,353     Concord EFS, Inc.*..........................        624,926
     13,262     Convergys Corp.*............................        199,328
      2,731     Coors (Adolph) Co., Class B.................        153,755
      4,789     Deluxe Corp.................................        215,792
      8,654     Donnelley (R.R.) & Sons Co..................        203,455
      9,956     Ecolab, Inc.................................        415,464
     11,071     Equifax, Inc................................        240,684
     13,778     Forest Laboratories, Inc.*..................      1,129,934
     11,483     Fortune Brands, Inc.........................        543,031
     28,167     General Mills, Inc..........................      1,251,178
     16,470     Genzyme Corp.*..............................        339,447
     81,124     Gillette Co.................................      2,401,270
     23,408     Guidant Corp.*..............................        756,312
     39,725     HCA, Inc....................................      1,891,307
     18,259     Health Management Associates, Inc.
                Class A*....................................        369,197
     30,424     HEALTHSOUTH Corp.*..........................        126,260
     26,965     Heinz (H.J.) Co.............................        899,822
     10,526     Hershey Foods Corp..........................        653,138
     13,014     Humana, Inc.*...............................        161,374
      7,281     International Flavors & Fragrances, Inc. ...        231,900
    228,319     Johnson & Johnson Co........................     12,347,491
     31,488     Kellogg Co..................................      1,046,976
     39,645     Kimberly-Clark Corp.........................      2,245,493


  SHARES                                                      VALUE
 --------                                                    -------

                CONSUMER STAPLES (CONTINUED)

     18,693     King Pharmaceuticals, Inc.*.................  $     339,652
     60,490     Kroger Co.*.................................        852,909
     86,169     Lilly (Eli) & Co............................      4,768,592
      7,512     Manor Care, Inc.*...........................        168,870
     22,290     McKesson Corp...............................        631,476
     19,275     Medimmune, Inc.*............................        403,233
     93,084     Medtronic, Inc..............................      3,920,698
    172,627     Merck & Co., Inc............................      7,890,780
     19,999     Monsanto Co.................................        305,785
     11,876     Moody's Corp................................        575,986
     28,833     Paychex, Inc................................        699,777
     21,863     Pepsi Bottling Group, Inc...................        511,594
    135,983     PepsiCo, Inc................................      5,024,572
    474,959     Pfizer, Inc.................................     13,783,310
     98,948     Pharmacia Corp..............................      3,847,098
    162,235     Philip Morris Cos., Inc.....................      6,294,718
     99,729     Procter & Gamble Co.........................      8,913,778
      9,021     Quintiles Transnational Corp.*..............         85,790
      6,900     Reynolds (R.J.) Tobacco Holdings, Inc. .....        278,208
     13,471     Robert Half International, Inc.*............        213,785
     35,768     Safeway, Inc.*..............................        797,626
     60,206     Sara Lee Corp...............................      1,101,168
    112,556     Schering-Plough Corp........................      2,399,694
      3,848     Smucker (J.M.) Co...........................        141,222
     13,612     St. Jude Medical, Inc.*.....................        485,948
     15,128     Stryker Corp................................        871,373
     10,239     SuperValu, Inc..............................        165,360
     50,901     Sysco Corp..................................      1,445,079
     37,460     Tenet Healthcare Corp.*.....................      1,854,270
      4,492     Tupperware Corp.............................         74,657
     23,330     UnitedHealth Group, Inc.....................      2,034,843
     12,967     UST, Inc....................................        365,799
      8,172     Watson Pharmaceuticals, Inc.*...............        200,296
     11,142     WellPoint Health Networks, Inc.*............        816,709
     10,753     Winn-Dixie Stores, Inc......................        141,079
     17,315     Wrigley (Wm.) Jr. Co........................        856,919
    101,639     Wyeth.......................................      3,232,120
     14,915     Zimmer Holdings, Inc.*......................        571,841
                                                              -------------
                                                                145,498,800
                                                              -------------

                FINANCE  - 20.22%

     20,100     ACE, Ltd....................................        595,161
     11,553     Aetna, Inc..................................        413,713
     39,703     AFLAC, Inc..................................      1,218,485
     54,161     Allstate Corp...............................      1,925,424
      8,083     AMBAC Financial Group, Inc..................        435,593
    101,963     American Express Co.........................      3,179,206
    200,335     American International Group, Inc. .........     10,958,324
     27,539     AmSouth Bancorp.............................        571,159
     20,881     AON Corp....................................        427,852
    115,262     Bank of America Corp........................      7,353,716
     55,692     Bank of New York Co., Inc...................      1,600,588
     90,068     Bank One Corp...............................      3,368,543
     37,111     BB&T Corp...................................      1,300,369
      7,530     Bear Stearns Cos., Inc......................        424,692
     16,954     Capital One Financial Corp..................        592,034



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

  SHARES                                                          VALUE
 --------                                                        -------


                FINANCE  (CONTINUED)

     17,629     Charter One Financial, Inc..................  $     523,935
     13,190     Chubb Corp..................................        723,208
     10,710     CIGNA Corp..................................        757,732
     12,394     Cincinnati Financial Corp...................        440,978
    388,262     Citigroup, Inc..............................     11,511,968
     13,392     Comerica, Inc...............................        645,762
      9,671     Countrywide Credit Industries, Inc. ........        455,988
     32,113     Equity Office Properties Trust, REIT .......        829,158
     21,127     Equity Residential Properties Trust,
                REIT .......................................        505,780
     76,390     Fannie Mae..................................      4,548,261
     44,509     Fifth Third Bancorp.........................      2,725,286
      9,700     First Tennessee National Corp...............        336,299
     80,350     FleetBoston Financial Corp..................      1,633,515
     19,899     Franklin Resources, Inc.....................        618,859
     55,255     Freddie Mac.................................      3,088,754
     11,816     Golden West Financial Corp..................        734,719
     36,900     Goldman Sachs Group, Inc....................      2,436,507
     18,978     Hartford Financial Services Group, Inc......        778,098
     34,939     Household International, Inc................        989,123
     18,441     Huntington Bancshares, Inc..................        335,442
     11,367     Jefferson-Pilot Corp........................        455,817
     22,302     John Hancock Financial Services, Inc. ......        619,996
     32,735     KeyCorp.....................................        817,393
     18,646     Lehman Brothers Holdings, Inc...............        914,586
     14,123     Lincoln National Corp.......................        431,458
     14,232     Loews Corp..................................        610,410
     41,120     Marsh & McLennan Cos., Inc..................      1,712,237
     16,100     Marshall & Ilsley Corp......................        449,029
     11,287     MBIA, Inc...................................        450,916
     97,994     MBNA Corp...................................      1,801,130
     33,405     Mellon Financial Corp.......................        866,192
     66,394     Merrill Lynch & Co., Inc....................      2,187,682
     53,847     MetLife, Inc................................      1,225,558
      7,920     MGIC Investment Corp........................        323,374
    152,965     Morgan (J.P.) Chase & Co....................      2,904,805
     84,120     Morgan Stanley..............................      2,849,986
     46,922     National City Corp..........................      1,338,685
     12,500     North Fork Bancorp., Inc....................        473,000
     16,973     Northern Trust Corp.........................        640,222
     21,746     PNC Financial Services Group, Inc. .........        917,029
     26,600     Principal Financial Group, Inc.*. ..........        696,388
     16,749     Progressive Corp............................        848,002
     22,195     Providian Financial Corp....................        108,755
     44,500     Prudential Financial, Inc.*.................      1,270,920
     16,985     Regions Financial Corp......................        554,900
      9,785     Safeco Corp.................................        310,967
     14,200     Simon Property Group, Inc., REIT. ..........        507,366
     11,875     SLM Corp....................................      1,106,037
     26,567     SouthTrust Corp.............................        644,250
     17,392     St. Paul Cos., Inc..........................        499,498
     24,842     State Street Corp...........................        959,895
     17,023     Stilwell Financial, Inc.....................        205,468
     21,831     SunTrust Banks, Inc.........................      1,342,170
     22,739     Synovus Financial Corp......................        468,878
      9,432     T. Rowe Price Group, Inc....................        235,423
      9,185     Torchmark Corp..............................        314,678


  SHARES                                                          VALUE
 --------                                                        -------

                FINANCE  (CONTINUED)

     76,709     Travelers Property Casualty Corp., Class B*   $   1,037,873
     15,313     Union Planters Corp.........................        420,495
     18,506     UnumProvident Corp..........................        376,597
    146,855     US Bancorp..................................      2,728,566
    105,193     Wachovia Corp...............................      3,438,759
     74,211     Washington Mutual, Inc......................      2,335,420
    130,302     Wells Fargo & Co............................      6,275,344
     10,456     XL Capital, Ltd., Class A...................        768,516
      7,046     Zions Bancorp...............................        306,712
                                                              -------------
                                                                118,735,613
                                                              -------------

                TECHNOLOGY  - 12.80%

     18,437     Adobe Systems, Inc..........................        352,147
     26,233     Advanced Micro Devices, Inc.*...............        140,084
     35,665     Agilent Technologies, Inc.*.................        465,785
     29,335     Altera Corp.*...............................        254,334
     98,096     Amgen, Inc.*................................      4,090,603
     28,072     Analog Devices, Inc.*.......................        553,018
     27,498     Apple Computer, Inc.*.......................        398,721
    126,198     Applied Materials, Inc.*....................      1,457,587
     23,101     Applied Micro Circuits Corp.*...............         66,069
      8,828     Autodesk, Inc...............................        111,851
     47,577     Automatic Data Processing, Inc..............      1,654,252
     11,397     Biogen, Inc.*...............................        333,590
     18,547     BMC Software, Inc.*.........................        242,409
     21,005     Broadcom Corp., Class A*....................        224,333
     13,404     Citrix Systems, Inc.*.......................         80,826
     44,367     Computer Associates International, Inc. ....        425,923
     13,190     Computer Sciences Corp.*....................        366,550
     28,850     Compuware Corp.*............................         87,992
     19,870     Conexant Systems, Inc.*.....................         22,056
    199,064     Dell Computer Corp.*........................      4,679,995
     10,700     Electronic Arts, Inc.*......................        705,772
     36,819     Electronic Data Systems Corp................        514,730
    169,100     EMC Corp.*..................................        772,787
     58,044     First Data Corp.............................      1,622,330
     14,703     Fiserv, Inc.*...............................        412,860
     24,904     Gateway, Inc.*..............................         73,965
     15,546     General Dynamics Corp.......................      1,264,356
    234,142     Hewlett-Packard Co..........................      2,732,437
    129,982     IBM Corp....................................      7,589,649
     21,757     IMS Health, Inc.............................        325,702
    511,389     Intel Corp..................................      7,103,193
     16,270     Intuit, Inc.*...............................        740,773
     14,490     KLA-Tencor Corp.*...........................        404,851
      9,649     Lexmark International, Inc.*................        453,503
     24,350     Linear Technology Corp......................        504,532
     34,931     Lockheed Martin Corp........................      2,258,988
     28,504     LSI Logic Corp.*............................        181,000
     24,768     Maxim Integrated Products, Inc.*............        613,256
      6,422     Mercury Interactive Corp.*..................        110,202
     46,342     Micron Technology, Inc.*....................        573,251
    415,557     Microsoft Corp.*............................     18,176,463
     13,828     National Semiconductor Corp.*...............        165,106


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------


                TECHNOLOGY  (CONTINUED)

      7,561     NCR Corp.*..................................  $     149,708
     27,925     Novell, Inc.*...............................         58,642
     11,085     Novellus Systems, Inc.*.....................        230,679
     11,788     Nvidia Corp.*...............................        100,905
    416,837     Oracle Corp.*...............................      3,276,339
     20,071     Parametric Technology Corp.*................         36,128
     23,934     PeopleSoft, Inc.*...........................        296,064
     18,328     Pitney Bowes, Inc...........................        558,821
     12,843     PMC-Sierra, Inc.*...........................         49,831
      7,149     QLogic Corp.*...............................        186,160
     14,800     Rational Software Corp.*....................         63,936
     40,299     Sanmina-SCI Corp.*..........................        111,628
     36,642     Siebel Systems, Inc.*.......................        210,691
    249,032     Sun Microsystems, Inc.*.....................        644,993
     21,700     Sungard Data Systems, Inc.*.................        422,065
     14,086     Teradyne, Inc.*.............................        135,226
    132,981     Texas Instruments, Inc......................      1,964,129
     24,772     Unisys Corp.*...............................        173,404
     36,145     United Technologies Corp....................      2,041,831
     31,456     Veritas Software Corp.*.....................        461,460
     56,039     Xerox Corp.*................................        277,393
     25,897     Xilinx, Inc.*...............................        410,157
                                                              -------------
                                                                 75,168,021
                                                              -------------

                CONSUMER CYCLICAL - 10.32%

     11,947     AMR Corp.*..................................         49,938
      8,087     AutoZone, Inc.*.............................        637,741
     22,379     Bed, Bath & Beyond, Inc.*...................        728,884
     24,649     Best Buy Co., Inc.*.........................        549,919
      8,938     Big Lots, Inc.*.............................        141,489
      6,901     Brunswick Corp..............................        145,197
     45,061     Carnival Corp...............................      1,131,031
      4,698     Centex Corp.................................        208,356
     13,056     Cintas Corp.................................        547,308
     16,060     Circuit City Stores-Circuit City Group .....        243,309
      5,682     Cooper Tire & Rubber Co.....................         91,707
     34,855     Costco Wholesale Corp.*.....................      1,128,256
     30,101     CVS Corp....................................        763,060
     11,447     Dana Corp...................................        149,727
     13,128     Darden Restaurants, Inc.....................        318,223
     42,946     Delphi Corp.................................        367,188
      9,463     Delta Air Lines, Inc........................         87,911
      6,456     Dillard's, Inc., Class A....................        130,282
     25,534     Dollar General Corp.........................        342,666
     13,263     Family Dollar Stores, Inc...................        356,509
     15,436     Federated Department Stores, Inc.* .........        454,436
    139,862     Ford Motor Co...............................      1,370,648
     66,723     Gap, Inc....................................        723,945
     42,986     General Motors Corp.........................      1,672,155
     13,374     Genuine Parts Co............................        409,779
     12,547     Goodyear Tire & Rubber Co...................        111,543
      7,132     Grainger (W.W.), Inc........................        303,467
     23,213     Harley-Davidson, Inc........................      1,078,244
      8,611     Harrah's Entertainment, Inc.*...............        415,136
     13,282     Hasbro, Inc.................................        147,829


  SHARES                                                          VALUE
 --------                                                        -------

                          CONSUMER CYCLICAL (CONTINUED)

     28,815     Hilton Hotels Corp..........................  $     327,915
    180,782     Home Depot, Inc.............................      4,718,410
      6,636     International Game Technology*..............        458,813
      9,837     Jones Apparel Group, Inc.*..................        301,996
      3,833     KB Home.....................................        187,204
     25,850     Kohl's Corp.*...............................      1,571,938
     15,028     Leggett & Platt, Inc........................        297,404
     39,959     Limited Brands..............................        573,012
      8,168     Liz Claiborne, Inc..........................        203,792
     59,742     Lowe's Cos., Inc............................      2,473,319
     18,514     Marriott International, Inc., Class A ......        536,721
     33,501     Mattel, Inc.................................        603,353
     22,156     May Department Stores Co....................        504,492
      5,967     Maytag Corp.................................        138,315
     97,806     McDonald's Corp.............................      1,727,254
      4,620     Navistar International Corp.*...............        100,162
     20,479     Newell Rubbermaid, Inc......................        632,187
     20,437     NIKE, Inc., Class B.........................        882,470
     10,333     Nordstrom, Inc..............................        185,374
     23,725     Office Depot, Inc.*.........................        292,766
      8,869     Paccar, Inc.................................        299,684
     20,518     Penney (J.C.) Co., Inc......................        326,647
      4,716     Pulte Homes, Inc............................        201,043
     13,178     RadioShack Corp.*...........................        264,351
      4,591     Reebok International, Ltd.*.................        115,005
     11,098     Sabre Holdings Corp.*.......................        214,746
     24,270     Sears, Roebuck & Co.........................        946,530
     59,348     Southwest Airlines Co.......................        775,085
     35,874     Staples, Inc.*..............................        458,828
     29,824     Starbucks Corp.*............................        615,567
     15,331     Starwood Hotels & Resorts
                Worldwide, Inc., REIT.......................        341,881
     69,605     Target Corp.................................      2,054,740
     11,192     Tiffany & Co................................        239,845
     41,408     TJX Cos., Inc...............................        703,936
     16,335     Toys `R' Us, Inc.*..........................        166,290
      9,911     TRW, Inc....................................        580,289
      8,372     VF Corp.....................................        301,225
     10,026     Visteon Corp................................         94,946
    341,241     Wal-Mart Stores, Inc........................     16,802,707
     78,575     Walgreen Co.................................      2,416,967
      8,867     Wendy's International, Inc..................        293,586
      5,277     Whirlpool Corp..............................        242,003
     22,778     Yum! Brands, Inc.*..........................        631,178
                                                              -------------
                                                                 60,609,859
                                                              -------------

                INDUSTRIAL  - 9.56%

     29,943     3M Co.......................................      3,292,832
     15,129     Allied Waste Industries, Inc.*..............        111,198
     15,025     American Power Conversion Corp.*............        143,639
      5,500     American Standard Cos., Inc.*...............        349,910
     16,309     Applera Corp. - Applied Biosystems Group ...        298,455
      4,378     Ball Corp...................................        220,607
      4,040     Bemis Co., Inc..............................        199,576
      6,155     Black & Decker Corp.........................        258,079


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                INDUSTRIAL  (CONTINUED)

     64,379     Boeing Co...................................  $   2,197,255
     29,196     Burlington Northern Santa Fe Corp.                  698,368
     26,429     Caterpillar, Inc............................        983,687
      7,148     Cooper Industries, Ltd......................        216,942
      4,623     Crane Co....................................         91,350
     16,324     CSX Corp....................................        430,627
      3,182     Cummins, Inc................................         75,159
     11,613     Danaher Corp................................        660,199
     18,282     Deere & Co..................................        830,917
     15,533     Dover Corp..................................        394,228
     22,369     Eastman Kodak Co............................        609,332
      5,375     Eaton Corp..................................        342,603
     32,284     Emerson Electric Co.........................      1,418,559
     22,845     FedEx Corp..................................      1,143,849
      6,225     Fluor Corp..................................        152,139
    763,358     General Electric Co.........................     18,816,775
      7,863     Goodrich Corp...............................        148,453
     62,851     Honeywell International, Inc................      1,361,353
     23,495     Illinois Tool Works, Inc....................      1,370,463
     12,996     Ingersoll-Rand Co., Class A.................        447,582
      7,058     ITT Industries, Inc.........................        439,925
     15,130     Jabil Circuit, Inc.*........................        223,621
      6,773     Johnson Controls, Inc.......................        520,302
     38,033     Masco Corp..................................        743,545
      4,866     McDermott International, Inc.*..............         29,829
      3,699     Millipore Corp..............................        117,591
     14,826     Molex, Inc..................................        348,708
     29,834     Norfolk Southern Corp.......................        602,348
      8,676     Northrop Grumman Corp.......................      1,076,171
     12,204     Pactiv Corp.*...............................        200,756
      9,417     Pall Corp...................................        148,694
      9,037     Parker-Hannifin Corp........................        345,304
      9,607     PerkinElmer, Inc............................         52,358
      6,112     Power-One, Inc.*............................         18,214
     12,960     PPG Industries, Inc.........................        579,312
     30,874     Raytheon Co.................................        904,608
     14,251     Rockwell Automation, Inc....................        231,864
     14,050     Rockwell Collins, Inc.......................        308,257
      4,735     Ryder System, Inc...........................        118,044
      6,456     Sealed Air Corp.*...........................        109,042
      4,495     Snap-On, Inc................................        103,295
     63,228     Solectron Corp.*............................        133,411
      6,581     Stanley Works...............................        215,001
     17,564     Symbol Technologies, Inc....................        134,716
      6,813     Tektronix, Inc.*............................        111,938
     10,611     Textron, Inc................................        361,835
     12,806     Thermo Electron Corp.*......................        206,561
      4,468     Thomas & Betts Corp.*.......................         62,954
    153,120     Tyco International, Ltd.....................      2,158,992
     19,436     Union Pacific Corp..........................      1,124,761
     85,700     United Parcel Service, Inc..................      5,358,821
      7,772     Vulcan Materials Co., Inc...................        281,036
     46,894     Waste Management, Inc.......................      1,093,568
     10,100     Waters Corp.*...............................        244,925
      6,586     Worthington Industries, Inc.................        123,158
                                                              -------------
                                                                 56,097,601
                                                              -------------


  SHARES                                                          VALUE
 --------                                                        -------

                COMMUNICATIONS  - 9.44%

     61,121     ADC Telecommunications, Inc.*...............  $      70,289
     23,820     ALLTEL Corp.................................        955,897
      7,563     Andrew Corp.*...............................         49,538
    342,434     AOL Time Warner, Inc.*......................      4,006,478
    295,064     AT&T Corp...................................      3,543,719
    207,720     AT&T Wireless Services, Inc.*...............        855,806
     27,808     Avaya, Inc.*................................         39,765
    143,561     BellSouth Corp..............................      2,635,780
     10,849     CenturyTel, Inc.............................        243,343
     33,079     CIENA Corp.*................................         98,245
    561,332     Cisco Systems, Inc.*........................      5,882,759
     21,652     Citizens Communications Co.*................        146,801
     46,946     Clear Channel Communications, Inc.* ........      1,631,373
     72,660     Comcast Corp., Class A*.....................      1,515,688
     14,398     Comverse Technology, Inc.*..................        100,642
     73,065     Corning, Inc.*..............................        116,904
    156,571     Disney (Walt) Co............................      2,370,485
      6,401     Dow Jones & Co., Inc........................        245,862
     21,600     eBay, Inc.*.................................      1,140,696
     20,425     Gannett Co., Inc............................      1,474,276
     29,430     Interpublic Group of Cos., Inc..............        466,465
    104,467     JDS Uniphase Corp.*.........................        203,502
      6,338     Knight-Ridder, Inc..........................        357,527
    263,425     Lucent Technologies, Inc.*..................        200,203
     14,894     McGraw-Hill Cos., Inc.......................        911,811
      3,844     Meredith Corp...............................        165,484
    176,438     Motorola, Inc...............................      1,796,139
     25,790     Network Appliance, Inc.*....................        189,041
     11,621     New York Times Co., Class A.................        528,174
     69,915     Nextel Communications, Inc., Class A* ......        527,858
     14,465     Omnicom Group, Inc..........................        805,411
     59,653     QUALCOMM, Inc.*.............................      1,647,616
    128,688     Qwest Communications International, Inc. ...        293,409
    255,111     SBC Communications, Inc.....................      5,127,731
    104,720     Schwab (Charles) Corp.......................        911,064
     12,000     Scientific-Atlanta, Inc.....................        150,120
     68,525     Sprint Corp. - FON Group....................        624,948
     76,508     Sprint Corp. - PCS Group*...................        149,956
     31,553     Tellabs, Inc.*..............................        128,421
      8,597     TMP Worldwide, Inc.*........................         77,373
     23,134     Tribune Co..................................        967,233
     17,564     Univision Communications, Inc., Class A* ...        400,459
    209,376     Verizon Communications, Inc.................      5,745,277
    135,393     Viacom, Inc., Class B*......................      5,490,186
     46,130     Yahoo!, Inc.*...............................        441,464
                                                              -------------
                                                                 55,431,218
                                                              -------------

                ENERGY  - 6.11%

      6,894     Amerada Hess Corp...........................        467,965
     19,112     Anadarko Petroleum Corp.....................        851,248
     11,022     Apache Corp.................................        655,258
     25,883     Baker Hughes, Inc...........................        751,383
     12,000     BJ Services Co.*............................        312,000
     15,447     Burlington Resources, Inc...................        592,547
     81,932     ChevronTexaco Corp..........................      5,673,791


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

  SHARES                                                          VALUE
 --------                                                        -------

                ENERGY  (CONTINUED)

     51,918     ConocoPhillips..............................  $   2,400,688
     12,039     Devon Energy Corp...........................        580,882
     28,343     Dynegy, Inc., Class A.......................         32,878
     44,901     El Paso Corp................................        371,331
      8,910     EOG Resources, Inc..........................        320,404
    518,470     Exxon Mobil Corp............................     16,539,193
     33,477     Halliburton Co..............................        432,188
      7,716     Kerr-McGee Corp.............................        335,183
      9,300     Kinder Morgan, Inc..........................        329,685
     23,740     Marathon Oil Corp...........................        538,423
     11,078     Nabors Industries, Ltd.*....................        362,805
     10,255     Noble Corp.*................................        317,905
     28,873     Occidental Petroleum Corp...................        819,416
      7,171     Rowan Cos., Inc.............................        133,667
     44,300     Schlumberger, Ltd...........................      1,703,778
      5,891     Sunoco, Inc.................................        177,673
     24,491     Transocean, Inc.............................        509,413
     18,811     Unocal Corp.................................        590,477
     39,665     Williams Cos., Inc..........................         89,643
                                                              -------------
                                                                 35,889,824
                                                              -------------

                UTILITIES  - 2.70%

     41,656     AES Corp.*..................................        104,557
      9,636     Allegheny Energy, Inc.......................        126,232
     11,111     Ameren Corp.................................        462,773
     26,026     American Electric Power Co., Inc. ..........        742,001
     28,920     Calpine Corp.*..............................         71,432
     12,841     Cinergy Corp................................        403,593
     11,007     CMS Energy Corp.............................         88,716
     16,391     Consolidated Edison, Inc....................        659,246
     12,632     Constellation Energy Group, Inc.............        313,147
     21,376     Dominion Resources, Inc.....................      1,084,405
     12,815     DTE Energy Co...............................        521,571
     63,919     Duke Energy Corp............................      1,249,616
     24,968     Edison International*.......................        249,680
     17,169     Entergy Corp................................        714,230
     24,701     Exelon Corp.................................      1,173,298
     22,852     FirstEnergy Corp............................        683,046
     13,994     FPL Group, Inc..............................        752,877
     10,874     KeySpan Corp................................        364,279
     30,852     Mirant Corp.*...............................         68,183
      3,420     NICOR, Inc..................................         96,444
     15,956     NiSource, Inc...............................        274,922
      2,738     Peoples Energy Corp.........................         92,243
     30,138     PG & E Corp.*...............................        339,354
      6,477     Pinnacle West Capital Corp..................        179,802
     12,390     PPL Corp....................................        403,171
     16,991     Progress Energy, Inc........................        694,422
     15,847     Public Service Enterprise Group, Inc. ......        483,334
     23,328     Reliant Energy, Inc.........................        233,513
     15,697     Sempra Energy...............................        308,446
     54,422     Southern Co.................................      1,566,265
     11,975     TECO Energy, Inc............................        190,163
     21,333     TXU Corp....................................        889,799
     30,568     Xcel Energy, Inc............................        284,588
                                                              -------------
                                                                 15,869,348
                                                              -------------



                BASIC MATERIALS  - 2.35%

     17,426     Air Products & Chemicals, Inc...............  $     732,066
     64,788     Alcoa, Inc..................................      1,250,408
      6,207     Allegheny Technologies, Inc.................         42,953
      5,283     Ashland, Inc................................        141,532
      4,485     Boise Cascade Corp..........................        102,258
     69,860     Dow Chemical Co.............................      1,907,877
     76,178     du Pont (E.I.) de Nemours & Co..............      2,747,741
      5,930     Eastman Chemical Co.........................        226,348
      9,912     Engelhard Corp..............................        236,203
     11,150     Freeport-McMoran Copper & Gold, Inc.,
                Class B*....................................        150,079
     17,662     Georgia-Pacific Corp........................        231,196
      3,860     Great Lakes Chemical Corp...................         92,717
      8,389     Hercules, Inc.*.............................         77,263
     36,934     International Paper Co......................      1,233,226
      8,020     Louisiana-Pacific Corp......................         51,889
     15,312     MeadWestvaco Corp...........................        294,144
     30,793     Newmont Mining Corp.........................        847,115
      5,958     Nucor Corp..................................        225,808
      6,780     Phelps Dodge Corp...........................        173,771
     14,200     Plum Creek Timber Co., Inc., REIT ..........        321,062
     12,345     Praxair, Inc................................        630,953
     16,969     Rohm & Haas Co..............................        526,039
     11,596     Sherwin-Williams Co.........................        274,593
      5,606     Sigma-Aldrich Corp..........................        276,208
      4,164     Temple-Inland, Inc..........................        160,855
      7,789     United States Steel Corp....................         90,430
     16,774     Weyerhaeuser Co.............................        734,198
                                                              -------------
                                                                 13,778,932
                                                              -------------
                TOTAL COMMON STOCKS.........................    577,079,216
                                                              -------------
                (Cost $692,457,414)

 PAR VALUE
 ---------

U.S. GOVERNMENT OBLIGATION - 0.46%


                U.S. TREASURY BILL (A)(B) - 0.46%

 $2,700,000     1.66%, 02/20/03 ............................      2,684,132
                                                              -------------
                TOTAL U.S. GOVERNMENT OBLIGATION............      2,684,132
                                                              -------------
                (Cost $2,682,321)




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


 PAR VALUE                                                        VALUE
 ---------                                                       -------


REPURCHASE AGREEMENT - 1.35%

 $7,950,000     Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.93%, Due 10/01/2002, dated 09/30/2002
                Repurchase Price $7,950,426
                (Collateralized by U.S. Treasury
                Bill, Bond & Agency Obligations,
                Zero Coupon - 7.25%,
                Due 10/04/2002 - 02/15/2026;
                Total Par $7,335,325
                Market Value $8,119,175)....................  $   7,950,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT..................      7,950,000
                                                              -------------
                (Cost $7,950,000)
TOTAL INVESTMENTS - 100.09%.................................    587,713,348
                                                              -------------
(Cost $703,089,735)

NET OTHER ASSETS AND LIABILITIES - (0.09)%..................       (533,737)
                                                              -------------
NET ASSETS - 100.00%........................................  $ 587,179,611
                                                              =============

----------------------------------------------
*     Non-income producing security.
(A)   Discount yield at time of purchase.
(B) Security has been deposited as initial margin on open futures contracts. REIT Real Estate Investment Trust

On September 30, 2002, the Fund's open futures contracts were as follows:

    Number of   Contract    Expiration     Opening      Current
    Contracts     Type         Date       Position   Market Value
    ----------    ----        ------      --------   ------------
       52        S&P 500      Dec-02    $11,252,295   $10,595,000
                                        -----------   -----------
                                        $11,252,295   $10,595,000
                                        ===========   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------


COMMON STOCKS - 97.35%


                CONSUMER CYCLICAL - 20.97%

     12,300     Action Performance Cos., Inc.*..............  $     316,110
     13,100     Advanced Marketing Services, Inc. ..........        180,649
      5,900     Angelica Corp...............................        126,791
     30,050     AnnTaylor Stores Corp.*.....................        692,051
     38,100     Applebee's International, Inc. .............        835,152
     16,000     Applica, Inc.*..............................         84,800
     16,000     Arctic Cat, Inc.............................        223,360
     19,700     Argosy Gaming Co.*..........................        452,312
      9,000     Ashworth, Inc.*.............................         44,550
     30,800     Atlantic Coast Airlines Holdings, Inc.* ....        284,900
     25,500     Aztar Corp.*................................        336,855
     22,500     Bally Total Fitness Holding Corp.* .........       222,975
      8,000     Bassett Furniture Industries, Inc. .........        110,160
     13,200     Bell Microproducts, Inc.*...................         55,176
     12,000     Brown Shoe Co., Inc.........................        214,800
      8,900     Building Materials Holding Corp.* ..........        104,130
     30,400     Burlington Coat Factory Warehouse Corp.* ...        547,200
     33,900     Casey's General Stores, Inc.................        391,545
     16,800     Cash America International, Inc.............        137,592
     17,400     Cato Corp., Class A.........................        330,252
     19,100     CEC Entertainment, Inc.*....................        651,501
     33,300     Champion Enterprises, Inc.*.................         97,902
     56,050     Chico's FAS, Inc.*..........................        892,876
     17,400     Christopher & Banks Corp.*..................        437,088
     11,000     Coachmen Industries, Inc....................        165,110
     14,700     Cost Plus, Inc.*............................        394,695
      8,800     Department 56, Inc.*........................         91,960
     24,800     Dress Barn, Inc.*...........................        385,888
     16,300     Duane Reade, Inc.*..........................        260,800
      9,400     Enesco Group, Inc.*.........................         65,894
     26,500     Ethan Allen Interiors, Inc..................        857,540
      8,800     Factory 2-U Stores, Inc.*...................         17,072
     21,990     Fedders Corp................................         55,415
     23,900     Fleetwood Enterprises, Inc..................        161,086
     13,700     Footstar, Inc.*.............................        106,860
     17,300     Fred's, Inc.................................        516,543
     20,200     Frontier Airlines, Inc.*....................         98,576
     14,100     G & K Services, Inc., Class A...............        477,285
     14,900     Genesco, Inc.*..............................        205,620
     22,200     Goody's Family Clothing, Inc.*..............        104,784
     26,200     Great Atlantic & Pacific Tea Co., Inc.* ....        219,556
     15,700     Group 1 Automotive, Inc.*...................        350,895
      4,400     Haggar Corp.................................         48,312
     12,900     Hancock Fabrics, Inc........................        208,335
     22,200     Harman International Industries, Inc. ......      1,148,850
     14,800     Haverty Furniture Cos., Inc.................        185,000
     21,400     HOT Topic, Inc.*............................        385,842
      7,100     Huffy Corp.*................................         54,812
     16,300     Hughes Supply, Inc..........................        474,982
     14,300     IHOP Corp.*.................................        344,630
     31,250     Insight Enterprises, Inc.*..................        317,187
     34,900     Interface, Inc..............................        138,204
     13,000     J. Jill Group, Inc.*........................        226,460
     27,100     Jack in the Box, Inc.*......................        617,880
     15,200     JAKKS Pacific, Inc.*........................        169,009



  SHARES                                                          VALUE
 --------                                                        -------

                          CONSUMER CYCLICAL (CONTINUED)

     12,900     Jo-Ann Stores, Inc., Class A*...............  $     361,716
     12,600     K-Swiss, Inc., Class A......................        269,262
     12,300     K2, Inc.*...................................         97,170
     17,300     Kellwood Co.................................        395,478
     41,600     La-Z-Boy, Inc...............................        965,120
     19,000     Landry's Seafood Restaurants, Inc. .........        429,210
     10,500     Libbey, Inc.................................        334,530
     30,000     Linens `N Things, Inc.*.....................        551,100
     15,000     Lone Star Steakhouse & Saloon...............        314,850
     15,300     Luby's, Inc.*...............................         75,276
     18,443     MDC Holdings, Inc...........................        651,038
     22,500     Mesa Air Group, Inc.*.......................         82,125
      9,500     Midwest Express Holdings, Inc.*.............         38,000
      9,700     Mobile Mini, Inc.*..........................        125,615
     19,650     Monaco Coach Corp.*.........................        393,589
      4,700     National Presto Industries, Inc. ...........        135,736
     23,000     Nautica Enterprises, Inc.*..................        239,200
      5,200     NVR, Inc.*..................................      1,559,116
     12,900     O'Charleys, Inc.*...........................        241,759
     36,200     O'Reilly Automotive, Inc.*..................      1,036,044
      8,600     Oshkosh B'Gosh, Inc., Class A...............        295,496
     11,500     Oshkosh Truck Corp..........................        648,600
     23,300     Owens & Minor, Inc..........................        332,957
      5,100     Oxford Industries, Inc......................        111,690
     16,600     P.F. Chang's China Bistro, Inc.*............        481,898
     22,400     Pacific Sunwear of California, Inc.* .......        456,064
     19,600     Panera Bread Co.*...........................        529,200
     16,900     Pegasus Solutions, Inc.*....................        178,295
     35,100     Pep Boys-Manny, Moe, & Jack.................        429,975
     18,900     Phillips-Van Heusen Corp....................        238,140
     17,700     Pinnacle Entertainment, Inc.*...............        129,210
     15,900     Polaris Industries, Inc.....................        985,800
     30,800     Prime Hospitality Corp.*....................        252,560
     15,200     Quiksilver, Inc.*...........................        343,368
     14,900     Rare Hospitality International, Inc.* ......        348,958
     29,600     Regis Corp..................................        837,384
      8,900     Royal Appliance Manufacturing Co.*                   35,422
     44,500     Ruby Tuesday, Inc...........................        835,710
     21,900     Russell Corp................................        328,281
     29,900     Ryan's Family Steakhouses, Inc.*............        363,883
     18,600     Ryland Group, Inc...........................        691,362
      7,500     Salton, Inc.*...............................         63,825
     12,300     School Specialty, Inc.*.....................        307,623
     16,150     SCP Pool Corp.*.............................        442,672
     19,600     Shopko Stores, Inc.*........................        255,976
     12,100     Shuffle Master, Inc.*.......................        225,181
      5,700     Skyline Corp................................        154,983
     39,000     SkyWest, Inc................................        510,900
     27,425     Sonic Corp.*................................        633,518
      8,600     Standard Motor Products, Inc................         92,966
     22,000     Standard-Pacific Corp.......................        514,360
     19,000     Steak N Shake Co.*..........................        209,000
     28,400     Stein Mart, Inc.*...........................        165,856
     28,700     Stride Rite Corp............................        227,017
     14,400     TBC Corp.*..................................        149,328
     18,100     The Children's Place Retail Stores, Inc.*           182,810
     19,700     The Gymboree Corp.*.........................        321,307
     20,000     The Marcus Corp.............................        262,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                CONSUMER CYCLICAL (CONTINUED)

     28,100     The Men's Wearhouse, Inc.*..................  $     413,070
     20,600     The Wet Seal, Inc., Class A*................        206,000
     19,400     Thor Industries, Inc........................        674,344
     14,200     Titan International, Inc....................         36,778
     48,400     Toll Brothers, Inc.*........................      1,052,216
     23,200     Too, Inc.*..................................        540,096
      8,400     Toro Co.....................................        472,500
     45,000     Tower Automotive, Inc.*.....................        301,500
      9,600     Ultimate Electronics, Inc.*.................        122,400
     23,100     United Stationers, Inc.*....................        607,530
          1     Vialta, Inc.*...............................              1
     15,700     Wabash National Corp........................         84,937
     18,400     Watsco, Inc.................................        263,120
     12,800     Winnebago Industries, Inc...................        505,984
     21,900     WMS Industries, Inc.*.......................        308,790
     28,400     Wolverine World Wide, Inc...................        426,000
     23,300     Zale Corp.*.................................        702,728
                                                              -------------
                                                                 45,213,312
                                                              -------------

                CONSUMER STAPLES  - 20.24%

     14,700     Aaron Rents, Inc............................        338,100
     33,800     ABM Industries, Inc.........................        476,580
     21,400     Accredo Health, Inc.*.......................      1,020,352
     19,100     Administaff, Inc.*..........................         73,535
     19,600     Advanced Medical Optics, Inc.*..............        186,396
     35,000     Alpharma, Inc., Class A.....................        336,000
     12,300     American Italian Pasta Co., Class A* .......        438,987
      7,300     AMERIGROUP Corp.*...........................        244,915
     20,800     Ameripath, Inc.*............................        309,920
     13,900     Amsurg Corp.*...............................        419,363
     20,000     Arbitron, Inc.*.............................        682,000
     14,500     Arqule, Inc.*...............................         74,675
     14,900     ArthroCare Corp.*...........................        180,588
     39,916     Bio-Technology General Corp.*...............        118,151
     10,000     Biosite, Inc.*..............................        289,900
     22,900     Bowne & Co., Inc............................        229,000
     13,100     CDI Corp.*..................................        342,565
     24,500     Central Parking Corp........................        493,430
     37,600     Cephalon, Inc.*.............................      1,534,832
      6,700     Chemed Corp.................................        206,159
      6,000     Coca-Cola Bottling Co.......................        281,400
     19,550     CONMED Corp.*...............................        393,932
      9,000     Consolidated Graphics, Inc.*................        157,950
     10,400     Cooper Cos., Inc............................        546,000
     29,300     Corinthian Colleges, Inc.*..................      1,105,782
     24,300     Corn Products International, Inc. ..........        698,625
     40,200     Coventry Health Care, Inc.*.................      1,306,500
      5,500     CPI Corp....................................         75,625
     13,350     Cryolife, Inc.*.............................         34,844
      7,900     Curative Health Services, Inc.*.............         85,715
     10,100     Datascope Corp..............................        273,306
     26,200     Delta & Pine Land Co........................        490,988
     19,400     Diagnostic Products Corp....................        892,400
      8,300     Dianon Systems, Inc.*.......................        392,673
     30,500     DiMon, Inc..................................        190,320
     19,388     Enzo Biochem, Inc.*.........................        277,248
     36,800     Fleming Cos., Inc...........................        184,000



                          CONSUMER STAPLES (CONTINUED)

     31,400     Fossil, Inc.*...............................  $     629,570
     18,100     Haemonetics Corp.*..........................        429,513
     23,200     Hain Celestial Group, Inc.*.................        339,880
      8,400     Hall Kinion & Associates, Inc.*.............         50,400
     20,000     Harland (John H.) Co........................        543,000
     12,400     Heidrick & Struggles, Inc.*.................        188,356
     13,200     Hologic, Inc.*..............................        129,360
     44,500     Hooper Holmes, Inc..........................        275,900
      9,500     ICU Medical, Inc.*..........................        346,940
     23,200     IDEXX Laboratories, Inc.*...................        717,994
     11,100     IMPATH, Inc.*...............................        143,301
     14,200     Inamed Corp.*...............................        326,600
      8,300     Insurance Auto Auctions, Inc.*..............        125,421
     13,000     International Multifoods Corp.*.............        254,800
     21,100     Invacare Corp...............................        722,675
     31,300     ITT Educational Services, Inc.*.............        587,501
      6,000     J & J Snack Foods Corp.*....................        221,100
     21,100     Kroll, Inc.*................................        418,413
     27,900     Labor Ready, Inc.*..........................        176,328
     19,800     Lance, Inc..................................        252,450
     31,800     Mascotech, Inc., Escrow.....................             --
     15,600     MAXIMUS, Inc.*..............................        349,440
     21,000     Medicis Pharmaceutical Corp., Class A* .....        858,270
      9,400     MemberWorks, Inc.*..........................        163,748
     16,000     Mentor Corp.................................        510,080
     17,100     MGI Pharma, Inc.*...........................        119,700
     32,200     MID Atlantic Medical Services, Inc.* .......      1,165,640
     10,200     Midas, Inc.*................................         51,000
      8,083     Nash Finch Co...............................        109,929
     11,000     Nature's Sunshine Products, Inc.............        119,130
     45,200     NBTY, Inc.*.................................        586,696
      8,800     NCO Group, Inc.*............................        100,232
      8,900     New England Business Service, Inc. .........        188,235
     15,400     Noven Pharmaceuticals, Inc.*................        188,496
     18,300     On Assignment, Inc.*........................        151,341
     35,000     Orthodontic Centers of America, Inc.* ......        374,500
     11,600     Osteotech, Inc.*............................         59,856
     17,100     PARAEXEL International Corp.*...............        145,350
     18,200     Pediatrix Medical Group, Inc.*..............        564,018
     30,100     Performance Food Group Co.*.................      1,022,196
     37,700     Pharmaceutical Product
                Development, Inc.*..........................        729,118
      8,300     PolyMedica Corp.*...........................        219,286
     13,800     Pre-Paid Legal Services, Inc.*..............        274,344
     43,600     PRG-Schultz International, Inc.*............        539,768
     30,000     Priority Healthcare Corp., Class B* ........        756,000
     32,550     Province Healthcare Co.*....................        558,233
     20,500     Ralcorp Holdings, Inc.*.....................        436,035
     30,100     Regeneron Pharmaceuticals, Inc.*............        406,350
     11,900     RehabCare Group, Inc.*......................        275,247
     34,100     Renal Care Group, Inc.*.....................      1,121,549
     22,100     ResMed, Inc.*...............................        632,060
     22,600     Respironics, Inc.*..........................        723,426
     13,900     Russ Berrie & Co., Inc......................        417,139
     20,200     Scotts Co., Class A*........................        842,138
     19,200     Sierra Health Services, Inc.*...............        344,448
     16,700     Sola International, Inc.*...................        167,835
     11,900     SOURCECORP*.................................        242,879


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                CONSUMER STAPLES (CONTINUED)

     40,200     Spherion Corp.*.............................  $     283,410
     19,100     Standard Register Co........................        458,400
      9,600     Startek, Inc.*..............................        211,296
     15,300     Sunrise Assisted Living, Inc.*..............        328,185
     11,600     SurModics, Inc.*............................        368,532
     25,900     Sybron Dental Specialties, Inc.*............        362,341
     16,900     Syncor International Corp.*.................        542,659
     28,400     Techne Corp.*...............................        931,236
     20,300     Theragenics Corp.*..........................         89,320
     14,000     Triarc Cos., Inc.*..........................        317,660
     65,100     U.S. Oncology, Inc.*........................        527,961
     13,000     United Natural Foods, Inc.*.................        299,390
     17,800     Viasys Healthcare, Inc.*....................        274,120
      8,800     Vital Signs, Inc............................        261,448
     10,400     Volt Information Sciences, Inc.*............        157,560
     22,600     Watson Wyatt & Co. Holdings*................        452,000
                                                              -------------
                                                                 43,641,488
                                                              -------------

                INDUSTRIAL  - 17.35%

     28,200     Acuity Brands, Inc..........................        345,732
     21,900     Advanced Energy Industries, Inc.* ..........        194,910
     40,950     Aeroflex, Inc.*.............................        206,388
      9,000     Analogic Corp...............................        377,010
     19,400     Apogee Enterprises, Inc.....................        212,236
     13,100     Applied Industrial Technologies, Inc. ......        222,045
     24,600     AptarGroup, Inc.............................        661,002
     17,000     Arkansas Best Corp.*........................        487,747
     21,300     Armor Holdings, Inc.*.......................        319,287
     26,200     Artesyn Technologies, Inc.*.................         39,562
     13,400     Astec Industries, Inc.*.....................        144,452
     23,200     Baldor Electric Co..........................        443,120
     12,800     Barnes Group, Inc...........................        257,152
     23,500     BE Aerospace, Inc.*.........................        111,860
      9,800     BEI Technologies, Inc.......................        107,800
      7,500     Bel Fuse, Inc...............................        160,875
     17,000     Belden, Inc.................................        228,140
     16,500     Benchmark Electronics, Inc.*................        347,325
     15,700     Brady Corp., Class A........................        505,540
     14,800     Briggs & Stratton Corp......................        555,592
     23,000     Brooks-PRI Automation, Inc.*................        263,350
      4,300     Butler Manufacturing Co.....................         92,880
     17,700     C&D Technologies, Inc.......................        259,482
     30,250     Cable Design Technologies Corp.*............        185,130
     10,100     Castle (A.M.) & Co..........................         68,175
     22,000     Checkpoint Systems, Inc.*...................        271,700
     17,000     Clarcor, Inc................................        521,900
     30,200     Cognex Corp.*...............................        420,082
     19,700     Coherent, Inc.*.............................        359,525
     14,100     Cohu, Inc...................................        159,330
     18,700     Commercial Metals Co........................        335,104
     18,800     Concord Camera Corp.*.......................         87,608
     11,100     Cross (A.T.) Co., Class A*..................         68,265
     22,800     CTS Corp....................................        104,880
     11,300     CUNO, Inc.*.................................        348,605
      6,900     Curtiss-Wright Corp.........................        412,551
     23,100     Cymer, Inc.*................................        430,584
     14,500     Dionex Corp.*...............................        370,620


  SHARES                                                          VALUE
 --------                                                        -------

                INDUSTRIAL  (CONTINUED)

     11,300     DRS Technologies, Inc.*.....................  $     420,586
     18,500     DSP Group, Inc.*............................        297,091
     13,400     EDO Corp....................................        300,294
     18,800     Electro Scientific Industries, Inc.* .......        278,804
     13,200     ElkCorp.....................................        225,324
     10,200     EMCOR Group, Inc.*..........................        506,940
      7,100     Engineered Support Systems, Inc.............        404,984
     14,200     Esterline Technologies Corp.*...............        236,288
     11,400     Flir Systems, Inc.*.........................        398,886
     19,400     Florida Rock Industries, Inc................        592,864
     10,400     Flow International Corp.*...................         33,592
     14,900     Forward Air Corp.*..........................        269,690
     10,800     Gardner Denver, Inc.*.......................        169,668
     15,100     Gerber Scientific, Inc.*....................         58,135
     32,475     Graco, Inc..................................        805,380
     22,740     Griffon Corp.*..............................        242,181
     34,182     Heartland Express, Inc.*....................        640,571
     17,800     Helix Technology Corp.......................        171,770
     22,100     IDEX Corp...................................        630,955
     10,500     IMCO Recycling, Inc.*.......................         63,525
     18,100     Insituform Technologies, Inc., Class A* ....        259,717
     11,297     Intermagnetics General Corp.*...............        192,840
     17,600     Intermet Corp...............................         84,656
     12,000     Ionics, Inc.*...............................        285,720
     14,200     Itron, Inc.*................................        261,138
     29,200     JLG Industries, Inc.........................        235,060
     41,000     Kansas City Southern Industries, Inc.* .....        508,400
     10,800     Keithley Instruments, Inc...................        131,220
     16,500     Kirby Corp.*................................        373,230
     33,700     Kulicke & Soffa Industries, Inc.* ..........        101,100
     11,100     Landstar System, Inc.*......................        544,177
      6,600     Lawson Products, Inc........................        192,390
     39,000     Lennox International, Inc...................        515,970
      8,000     Lindsay Manufacturing Co....................        193,840
     10,900     Lydall, Inc.*...............................        128,620
     15,400     Magnetek, Inc.*.............................         49,280
     17,800     Manitowoc Co., Inc..........................        486,830
     27,400     Maverick Tube Corp.*........................        243,038
     24,600     Methode Electronics, Inc., Class A .........        225,828
     23,000     Milacron, Inc...............................        103,730
     23,100     Mueller Industries, Inc.*...................        598,290
     20,450     Myers Industries, Inc.......................        256,239
     15,200     Offshore Logistics, Inc.*...................        272,992
     13,350     Park Electrochemical Corp...................        222,945
     27,100     Paxar Corp.*................................        394,034
     11,600     Photon Dynamics, Inc.*......................        216,108
      8,800     Planar Systems, Inc.*.......................        140,272
     62,300     PolyOne Corp................................        535,157
      9,700     Quanex Corp.................................        336,590
     17,100     Regal Beloit Corp...........................        292,581
     13,200     Roadway Express, Inc........................        484,176
      9,500     Robbins & Myers, Inc........................        177,175
     10,800     Rogers Corp.*...............................        252,180
     21,300     Roper Industries, Inc.......................        734,850
     16,900     Ryerson Tull, Inc...........................        108,667
     10,000     SBS Technologies, Inc.*.....................         71,600
     28,600     Shaw Group, Inc.*...........................        406,120
     16,700     Simpson Manufacturing Co., Inc.*............        524,213


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                INDUSTRIAL  (CONTINUED)

     19,100     Smith (A.O.) Corp...........................  $     542,822
      9,000     SPS Technologies, Inc.*.....................        224,370
     10,900     Standard Microsystems Corp.*................        166,563
      8,300     Standex International Corp..................        168,324
      9,600     Stewart & Stevenson Services, Inc. .........         94,013
     18,400     Sturm Ruger & Co., Inc......................        224,480
     27,400     Technitrol, Inc.............................        409,630
     36,100     TetraTech, Inc.*............................        288,439
     14,300     Texas Industries, Inc.......................        347,204
     10,400     Thomas Industries, Inc......................        257,920
     41,000     Timken Co...................................        686,750
     26,200     Tredegar Corp...............................        438,850
     19,300     Trimble Navigator, Ltd.*....................        191,070
     10,800     Triumph Group, Inc.*........................        302,400
     12,200     Universal Forest Products, Inc..............        229,604
     16,200     URS Corp.*..................................        268,434
     18,400     USFreightways Corp..........................        527,712
     16,400     Valmont Industries, Inc.....................        382,940
     29,000     Vicor Corp.*................................        207,350
     18,900     Waste Connections, Inc.*....................        657,531
     18,100     Watts Industries, Inc., Class A.............        296,840
     43,600     Werner Enterprises, Inc.....................        801,368
      8,400     Wolverine Tube, Inc.*.......................         51,492
      7,700     Woodward Governor Co........................        364,965
     13,800     X-Rite, Inc.................................        106,674
     19,800     Yellow Corp.*...............................        584,258
                                                              -------------
                                                                 37,398,050
                                                              -------------

                FINANCE  - 13.31%

     15,900     American Financial Holdings, Inc. ..........        483,519
     17,000     Anchor Bancorp Wisconsin, Inc...............        343,400
     15,300     Boston Private Financial Holdings, Inc. ....        325,890
     18,800     Capital Automotive, REIT....................        469,624
     22,025     Chittenden Corp.............................        651,940
     15,000     Colonial Properties Trust, REIT.............        542,700
     31,000     Commercial Federal Corp.....................        674,870
     27,200     Community First Bankshares, Inc.............        758,336
     35,000     Cullen/Frost Bankers, Inc...................      1,195,250
     14,000     Delphi Financial Group, Inc., Class A ......        509,880
     17,650     Dime Community Bancshares, Inc..............        378,063
     19,300     Downey Financial Corp.......................        661,025
     16,100     East-West Bancorp, Inc......................        543,536
     12,700     Essex Property Trust, Inc., REIT............        627,888
     12,200     Financial Federal Corp.*....................        388,570
     48,800     First American Financial Corp...............        996,984
     33,150     First Midwest Bancorp, Inc..................        890,409
      9,400     First Republic Bank*........................        204,450
     18,200     FirstBancorp/Puerto Rico....................        693,784
     11,800     Firstfed Financial Corp.*...................        303,850
     49,600     Fremont General Corp........................        243,040
      7,900     GBC Bancorp.................................        153,418
     18,900     Glenborough Realty Trust, Inc., REIT .......        383,670
     19,500     Hilb, Rogal & Hamilton Co...................        804,375
     30,940     Hudson United Bancorp.......................        823,004
     10,400     Irwin Financial Corp........................        176,800
     18,300     Jefferies Group, Inc........................        698,328


  SHARES                                                          VALUE
 --------                                                        -------


                FINANCE  (CONTINUED)

     18,900     Kilroy Realty Corp., REIT...................  $     448,119
     12,700     LandAmerica Financial Group, Inc. ..........        417,703
     15,800     MAF Bancorp, Inc............................        488,220
     14,700     Philadelphia Consolidated Holding Co.* .....        433,650
     20,000     Presidential Life Corp......................        288,000
     17,179     Provident Bankshares Corp...................        370,723
     33,300     Raymond James Financial, Inc................        901,431
     19,500     Riggs National Corp.........................        278,655
      6,800     RLI Corp....................................        364,820
      6,400     SCPIE Holdings, Inc.........................         32,640
     16,600     Seacoast Financial Services Corp............        333,162
     17,700     Selective Insurance Group, Inc..............        384,621
     24,400     Shurgard Storage Centers, Inc.,
                Class A, REIT...............................        771,528
     27,500     South Financial Group, Inc..................        579,975
     22,800     Southwest Bancorp of Texas, Inc.*                   830,148
     42,100     Staten Island Bancorp, Inc..................        732,540
     29,950     Sterling Bancshares, Inc....................        391,446
     12,300     Stewart Information Services Corp.*                 262,605
     26,900     Susquehanna Bancshares, Inc.................        582,385
     11,786     SWS Group, Inc..............................        144,379
     25,100     Trenwick Group, Ltd.........................        130,520
     49,332     Trustco Bank Corp...........................        521,834
     13,400     UCBH Holdings, Inc..........................        526,486
     32,700     UICI*.......................................        531,702
     29,200     United Bankshares, Inc......................        847,092
     43,359     Washington Federal, Inc.....................        967,556
     27,150     Whitney Holding Corp........................        870,972
     12,700     Zenith National Insurance Corp..............        335,534
                                                              -------------
                                                                 28,695,049
                                                              -------------

                TECHNOLOGY  - 10.73%

     21,800     AAR Corp....................................        103,550
     16,700     Actel Corp.*................................        173,680
     26,200     Alliance Semiconductor Corp.*...............         99,560
     25,487     Alliant Techsystems, Inc.*..................      1,764,975
     28,600     American Management Systems, Inc.* .........        364,078
     16,500     Analysts International Corp.................         47,850
     10,100     ANSYS, Inc.*................................        174,023
     24,200     Aspen Technology, Inc.*.....................         72,600
     14,900     AstroPower, Inc.*...........................        105,790
     20,900     ATMI, Inc.*.................................        294,690
     17,900     Avid Technology, Inc.*......................        184,370
     66,900     Axcelis Technologies, Inc.*.................        326,472
     15,300     AXT, Inc.*..................................         31,824
     14,900     BARRA, Inc.*................................        407,068
      8,300     Brooktrout, Inc.*...........................         37,931
     19,400     CACI International, Inc.*...................        687,730
     21,800     Captaris, Inc.*.............................         50,118
     15,900     Carreker Corp.*.............................         97,467
      8,900     Catapult Communications Corp.*..............         86,775
     24,200     Cerner Corp.*...............................        852,082
     41,600     CIBER, Inc.*................................        241,696
     14,300     Computer Task Group, Inc.*..................         46,475
      8,300     Concerto Software, Inc.*....................         49,144
     11,600     Concord Communications, Inc.*...............         58,580


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                TECHNOLOGY  (CONTINUED)

     27,200     Dendrite International, Inc.*...............  $     171,632
     15,200     Digi International, Inc.*...................         29,686
     12,200     DuPont Photomasks, Inc.*....................        277,916
     31,800     eFunds Corp.*...............................        298,316
     14,400     Electroglas, Inc.*..........................         28,800
     31,200     ESS Technology, Inc.*.......................        191,880
     26,700     Exar Corp.*.................................        308,385
     23,000     FactSet Research Systems, Inc...............        610,650
     36,375     Fair, Isaac and Co., Inc....................      1,189,462
     24,300     FileNET Corp.*..............................        251,505
     29,500     GenCorp, Inc................................        296,770
     25,080     Global Payments, Inc........................        642,048
     17,300     Hutchinson Technology, Inc.*................        279,395
     22,800     Hyperion Solutions Corp.*...................        418,380
     13,400     Imagistics International, Inc.*.............        232,490
     20,200     Information Resources, Inc.*................         74,942
     16,500     Inter-Tel, Inc..............................        335,775
     92,908     Intersil Corp.*.............................      1,204,088
     19,100     JDA Software Group, Inc.*...................        133,509
     15,300     Kaman Corp., Class A........................        187,425
     47,400     Kopin Corp.*................................        164,952
     13,450     Kronos, Inc.*...............................        331,274
     19,600     Manhattan Associates, Inc.*.................        264,992
     10,300     Mapinfo Corp.*..............................         40,685
     11,300     Meade Instruments Corp.*....................         35,256
     14,800     Mercury Computer Systems, Inc.*.............        349,280
     12,000     MICROS Systems, Inc.*.......................        278,280
     19,700     Microsemi Corp.*............................        110,517
     32,900     Midway Games, Inc.*.........................        180,292
     15,800     MRO Software, Inc.*.........................        137,460
     23,400     NDCHealth Corp..............................        363,870
     21,000     NYFIX, Inc.*................................         81,690
     17,400     Pericom Semiconductor Corp.*................        149,988
     17,800     Phoenix Technologies, Ltd.*.................        129,050
     20,800     Photronics, Inc.*...........................        209,248
     40,100     Pinnacle Systems, Inc.*.....................        433,080
     21,700     Pioneer Standard Electronics, Inc. .........        157,108
     19,300     Power Integrations, Inc.*...................        235,267
     24,400     Progress Software Corp.*....................        295,240
     10,700     QRS Corp.*..................................         70,941
     18,900     Radiant Systems, Inc.*......................        151,200
     11,900     RadiSys Corp.*..............................         47,124
     18,200     Rainbow Technologies, Inc.*.................         51,688
     13,100     Roxio, Inc.*................................         39,693
     11,100     Rudolph Technologies, Inc.*.................        114,219
     22,500     SAGA Systems, Inc. Escrow*..................             --
     10,700     SCM Microsystems, Inc.*.....................         42,254
     27,500     Serena Software, Inc.*......................        330,000
     92,200     Skyworks Solutions, Inc.*...................        417,666
     11,500     SPSS, Inc.*.................................        133,055
      8,500     Supertex, Inc.*.............................         88,400
     22,700     Systems & Computer Technology Corp.* .......        158,900
     25,200     Take-Two Interactive Software, Inc.* .......        730,800
      9,500     Talx Corp...................................        125,115
     21,800     Teledyne Technologies, Inc.*................        395,888
     26,850     THQ, Inc.*..................................        558,480


  SHARES                                                          VALUE
 --------                                                        -------

                TECHNOLOGY  (CONTINUED)

     14,700     Three-Five Systems, Inc.*...................  $      68,208
     15,400     Ultratech Stepper, Inc.*....................        124,586
     22,700     Varian Semiconductor Equipment*.............        373,188
     19,800     Veeco Instruments, Inc.*....................        213,840
     24,400     Verity, Inc.*...............................        242,780
     21,600     Zebra Technologies Corp., Class A* .........      1,138,106
     12,100     ZixIt Corp.*................................         46,585
                                                              -------------
                                                                 23,131,827
                                                              -------------

                ENERGY  - 5.64%

      9,500     Atwood Oceanics, Inc.*......................        277,875
     26,800     Brown (Tom), Inc.*..........................        613,720
     21,800     Cabot Oil & Gas Corp., Class A..............        468,700
     25,100     Cal Dive International, Inc.*...............        506,192
     10,300     CARBO Ceramics, Inc.........................        369,152
     11,800     Dril-Quip, Inc.*............................        198,830
     12,700     Evergreen Resources, Inc.*..................        520,446
     17,800     Frontier Oil Corp...........................        220,720
     34,800     Input/Output, Inc.*.........................        166,692
      9,600     KEY Production Co., Inc.*...................        155,520
     19,500     Lone Star Technologies, Inc.*...............        231,075
     51,100     Massey Energy Co............................        329,595
     30,300     Newfield Exploration Co.*...................      1,017,777
     11,700     Nuevo Energy Co.*...........................        127,530
     16,800     Oceaneering International, Inc.*............        427,560
     18,525     Patina Oil & Gas Corp.......................        527,962
     16,300     Plains Resources, Inc.*.....................        420,214
     41,500     Pogo Producing Co...........................      1,413,490
      8,700     Prima Energy Corp.*.........................        182,439
     17,700     Remington Oil & Gas Corp.*..................        249,570
     13,800     SEACOR Smit, Inc.*..........................        565,662
     19,000     St. Mary Land & Exploration Co..............        454,100
     18,000     Stone Energy Corp.*.........................        585,000
     18,300     Swift Energy Co.*...........................        190,320
      9,600     TETRA Technologies, Inc.*...................        193,440
     29,600     Unit Corp.*.................................        566,840
     21,200     Veritas DGC, Inc.*..........................        229,172
     43,100     Vintage Petroleum, Inc......................        465,480
      9,400     W-H Energy Services, Inc....................        162,620
     10,900     WD-40 Co.*..................................        315,010
                                                              -------------
                                                                 12,152,703
                                                              -------------

                UTILITIES  - 4.28%

     10,300     American States Water Co....................        270,066
     28,200     Atmos Energy Corp...........................        606,300
     32,600     Avista Corp.................................        365,120
      7,500     Cascade Natural Gas Corp....................        147,750
      8,000     Central Vermont Public Service Corp. .......        141,040
     11,200     CH Energy Group, Inc........................        525,616
     34,500     El Paso Electric Co.*.......................        409,860
     23,500     Energen Corp................................        594,785
      3,900     Green Mountain Power Corp...................         69,030
     12,900     Laclede Group, Inc..........................        300,570
     18,400     New Jersey Resources Corp...................        605,360


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------

                UTILITIES  (CONTINUED)

     17,400     Northwest Natural Gas Co....................  $     510,864
     18,700     NorthWestern Corp...........................        182,512
     10,800     NUI Corp....................................        233,280
     46,875     Philadelphia Suburban Corp..................        951,562
     22,300     Piedmont Natural Gas Co., Inc...............        790,981
     37,582     Southern Union Co.*.........................        424,677
     22,400     Southwest Gas Corp..........................        498,400
     17,500     Southwestern Energy Co.*....................        210,000
     18,800     UGI Corp....................................        683,380
      9,900     UIL Holdings Corp...........................        350,955
     22,900     Unisource Energy Corp.......................        349,225
                                                              -------------
                                                                  9,221,333
                                                              -------------

                BASIC MATERIALS  - 3.18%

     15,300     Arch Chemicals, Inc.........................        271,116
     11,400     Brush Engineered Materials, Inc.*...........         88,920
     23,800     Buckeye Technologies, Inc.*.................        174,930
     17,700     Cambrex Corp................................        651,360
     19,000     Caraustar Industries, Inc...................        177,650
     14,000     Century Aluminum Co.........................         97,440
      9,700     ChemFirst, Inc..............................        278,972
     10,400     Chesapeake Corp.............................        155,376
      7,000     Cleveland-Cliffs, Inc.......................        168,350
     10,900     Commonwealth Industries, Inc................         57,225
      8,100     Deltic Timber Corp..........................        178,038
     21,900     Georgia Gulf Corp...........................        500,853
     22,000     MacDermid, Inc..............................        438,900
     10,100     Material Sciences Corp.*....................        122,917
     19,300     OM Group, Inc...............................        826,040
     27,100     Omnova Solutions, Inc.*.....................        124,389
      5,200     Penford Corp................................         70,200
     10,700     Pope & Talbot, Inc..........................        137,495
      6,300     Quaker Chemical Corp........................        121,212
     21,600     Reliance Steel & Aluminum Co................        471,960
     23,300     Rock-Tenn Co., Class A......................        359,286
     14,200     RTI International Metals, Inc.*.............        149,100
     10,200     Schweitzer-Mauduit International, Inc. .....        217,770
     32,400     Steel Dynamics, Inc.*.......................        424,116
      6,500     Steel Technologies, Inc.....................        110,240
     29,500     Stillwater Mining Co.*......................        177,000
     21,800     Wellman, Inc................................        297,570
                                                              -------------
                                                                  6,848,425
                                                              -------------

                COMMUNICATIONS  - 1.65%

      8,600     4 Kids Entertainment, Inc.*.................        204,078
     72,400     Adaptec, Inc.*..............................        319,284
     13,700     Advo, Inc.*.................................        434,975
     20,800     Allen Telecom, Inc.*........................        111,072
     25,500     Anixter International, Inc.*................        525,300
     15,600     Audiovox Corp.*.............................        109,184
     15,500     Aware, Inc.*................................         32,240
     13,800     Black Box Corp.*............................        458,160
     11,800     Boston Communications Group, Inc.* .........        121,776
     24,800     C-COR.net Corp.*............................         92,008
     37,800     General Communication, Inc., Class A* ......        142,128
     40,700     Harmonic, Inc.*.............................         71,225


  SHARES                                                          VALUE
 --------                                                        -------


                COMMUNICATIONS (CONTINUED)

     14,900     Information Holdings, Inc.*.................  $     322,585
     16,750     Metro One Telecommunications*...............        142,375
     23,200     Netegrity, Inc.*............................         47,792
     15,100     Network Equipment Technologies, Inc.* ......         56,625
     13,700     PC-Tel, Inc.*...............................         71,377
     15,150     SymmetriCom, Inc.*..........................         38,784
      9,800     Thomas Nelson, Inc.*........................         86,240
      9,300     Tollgrade Communications, Inc.*.............         72,633
     17,700     Viasat, Inc.*...............................        111,510
                                                              -------------
                                                                  3,571,351
                                                              -------------
                TOTAL COMMON STOCKS.........................    209,873,538
                                                              -------------
                (Cost $246,838,435)

 PAR VALUE
 ---------

U.S. GOVERNMENT OBLIGATION - 0.69%


                U.S. TREASURY BILL (A)(B) - 0.69%

 $1,500,000     1.66%, 02/20/03 ............................      1,491,185
                                                              -------------
                TOTAL U.S. GOVERNMENT OBLIGATION............      1,491,185
                                                              -------------
                (Cost $1,490,178)

REPURCHASE AGREEMENT - 2.09%

  4,508,000     Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.93%, Due 10/01/2002, dated 09/30/2002
                Repurchase Price $4,508,242
                (Collateralized by U.S. Treasury
                Bill, Bond & Agency Obligations,
                Zero Coupon - 7.25%,
                Due 10/04/2002 - 02/15/2026;
                Total Par $4,159,452
                Market Value $4,603,930)....................      4,508,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT..................      4,508,000
                                                              -------------
                (Cost $4,508,000)
TOTAL INVESTMENTS - 100.13%.................................    215,872,723
                                                              -------------
(Cost $252,836,613)

NET OTHER ASSETS AND LIABILITIES - (0.13)%..................       (290,531)
                                                              -------------
NET ASSETS - 100.00%........................................  $ 215,582,192
                                                              =============

---------------------------------------------
*     Non-income producing security.
(A)   Discount yield at time of purchase.
(B) Security has been deposited as initial margin on open futures contracts. REIT Real Estate Investment Trust

On September 30, 2002, the Fund's open futures contracts were as follows:

    Number of   Contract    Expiration     Opening      Current
    Contracts     Type         Date       Position   Market Value
    ----------    ----        ------      --------   ------------
       18     Russell 2000    Dec-02    $3,533,930    $3,263,400
       19    S&P Midcap 400   Dec-02     4,243,040     3,874,575
                                        ----------    ----------
                                        $7,776,970    $7,137,975
                                        ==========    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
UTILITY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)


  SHARES                                                          VALUE
 --------                                                        -------


COMMON STOCKS - 99.37%


                UTILITIES  - 94.44%

     72,100     AES Corp.*..................................  $     180,971
     16,900     Allegheny Energy, Inc.......................        221,390
     18,700     Ameren Corp.................................        778,855
     45,720     American Electric Power Co., Inc. ..........      1,303,477
     50,400     Calpine Corp.*..............................        124,488
     22,500     Cinergy Corp................................        707,175
     18,200     CMS Energy Corp.............................        146,692
     28,700     Consolidated Edison, Inc....................      1,154,314
     22,100     Constellation Energy Group, Inc.............        547,859
     36,860     Dominion Resource, Inc......................      1,869,908
     22,500     DTE Energy Co...............................        915,750
    110,900     Duke Energy Corp............................      2,168,095
     43,900     Edison International*.......................        439,000
     30,200     Entergy Corp................................      1,256,320
     43,475     Exelon Corp.................................      2,065,062
     40,171     FirstEnergy Corp............................      1,200,711
     23,700     FPL Group, Inc..............................      1,275,060
     19,000     KeySpan Corp................................        636,500
     54,185     Mirant Corp.*...............................        119,749
      6,000     NICOR, Inc..................................        169,200
     28,000     NiSource, Inc...............................        482,440
      4,800     Peoples Energy Corp.........................        161,712
     52,500     PG&E Corp.*.................................        591,150
     11,400     Pinnacle West Capital Corp..................        316,464
     21,800     PPL Corp....................................        709,372
     29,864     Progress Energy, Inc........................      1,220,542
     27,800     Public Service Enterprise Group, Inc. ......        847,900
     40,900     Reliant Energy, Inc.........................        409,409
     27,700     Sempra Energy...............................        544,305
     95,000     Southern Co.................................      2,734,100
     20,800     TECO Energy, Inc............................        330,304
     35,900     TXU Corp....................................      1,497,389
     53,210     XCEL Energy, Inc............................        495,385
                                                              -------------
                                                                 27,621,048
                                                              -------------


  SHARES                                                          VALUE
 --------                                                        -------

                ENERGY  - 4.93%

     48,700     Dynegy, Inc.................................  $      56,492
     77,873     El Paso Corp................................        644,010
     16,500     Kinder Morgan, Inc..........................        584,925
     69,600     Williams Cos., Inc..........................        157,296
                                                              -------------
                                                                  1,442,723
                                                              -------------
                TOTAL COMMON STOCKS.........................     29,063,771
                                                              -------------
                (Cost $48,688,417)
TOTAL INVESTMENTS - 99.37%..................................     29,063,771
                                                              -------------
(Cost $48,688,417)

NET OTHER ASSETS AND LIABILITIES - 0.63%....................        185,055
                                                              -------------
NET ASSETS - 100.00%........................................  $  29,248,826
                                                              =============

-----------------------------------------
*     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)


 PAR VALUE                                                        VALUE
 ---------                                                       --------


U.S. GOVERNMENT OBLIGATIONS - 98.33%


                U.S. TREASURY NOTES - 61.82%

 $3,150,000     3.00%, 02/29/04 ............................  $   3,213,986
  4,000,000     3.63%, 03/31/04 ............................      4,121,096
  3,100,000     5.25%, 05/15/04 ............................      3,281,279
 14,000,000     3.25%, 05/31/04 ............................     14,372,974
  6,000,000     2.88%, 06/30/04 ............................      6,127,266
  6,000,000     2.25%, 07/31/04 ............................      6,064,692
  9,500,000     7.25%, 08/15/04 ............................     10,479,697
  5,650,000     6.75%, 05/15/05 ............................      6,344,995
  6,250,000     6.50%, 08/15/05 ............................      7,036,869
  1,000,000     6.88%, 05/15/06 ............................      1,159,610
  4,425,000     7.00%, 07/15/06 ............................      5,171,546
  8,700,000     6.50%, 10/15/06 ............................     10,073,652
  2,100,000     3.50%, 11/15/06 ............................      2,189,907
  1,000,000     4.38%, 05/15/07 ............................      1,079,649
  1,500,000     3.25%, 08/15/07 ............................      1,546,524
  5,815,000     5.63%, 05/15/08 ............................      6,646,365
  1,750,000     4.75%, 11/15/08 ............................      1,922,471
  4,100,000     5.50%, 05/15/09 ............................      4,681,692
  2,500,000     6.00%, 08/15/09 ............................      2,928,027
    600,000     6.50%, 02/15/10 ............................        724,266
  6,200,000     5.75%, 08/15/10 ............................      7,208,232
  3,700,000     5.00%, 08/15/11 ............................      4,110,326
  2,000,000     4.88%, 02/15/12 ............................      2,204,142
    250,000     4.38%, 08/15/12 ............................        265,898
                                                              -------------
                                                                112,955,161
                                                              -------------

                U.S. TREASURY BONDS - 36.51%

  2,400,000     10.75%, 08/15/05 ...........................      2,984,813
  4,925,000     12.00%, 08/15/13 ...........................      7,274,767
  4,400,000     7.50%, 11/15/16 ............................      5,834,814
  2,330,000     8.75%, 05/15/17 ............................      3,415,363
  3,921,000     8.50%, 02/15/20 ............................      5,734,772
  6,800,000     7.88%, 02/15/21 ............................      9,465,818
  3,200,000     8.13%, 08/15/21 ............................      4,569,126
  8,500,000     7.50%, 11/15/24 ............................     11,646,998
 10,900,000     6.13%, 11/15/27 ............................     12,959,086
  2,650,000     5.25%, 02/15/29 ............................      2,821,733
                                                              -------------
                                                                 66,707,290
                                                              -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS ..........    179,662,451
                                                              -------------
                (Cost $164,152,058)



 PAR VALUE                                                        VALUE
 ---------                                                       --------


REPURCHASE AGREEMENT - 0.78%

 $1,419,000     Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.93%, Due 10/01/2002, dated 09/30/2002
                Repurchase Price $1,419,076
                (Collateralized by U.S. Treasury
                Bill, Bond & Agency Obligations
                Zero Coupon - 7.25%,
                Due 10/04/2002 - 02/15/2026;
                Total Par $1,309,286
                Market Value $1,449,196) ...................  $   1,419,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT..................      1,419,000
                                                              -------------
                (Cost $1,419,000)
TOTAL INVESTMENTS - 99.11%..................................    181,081,451
                                                              -------------
(Cost $165,571,058)

NET OTHER ASSETS AND LIABILITIES - 0.89%....................      1,625,161
                                                              -------------
NET ASSETS - 100.00%........................................  $ 182,706,612
                                                              -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)


 PAR VALUE                                                        VALUE
 ---------                                                       --------

MUNICIPAL SECURITIES - 100.41%


                ALABAMA  - 1.03%

 $  400,000     Auburn University Athletics
                5.20%, 04/01/04
                Insured: MBIA...............................  $     414,880
                                                              -------------

                ALASKA  - 2.48%

  1,000,000     North Slope Boro Capital Appreciation
                Series B, GO
                4.72%, 01/01/03 (A)
                Insured: MBIA...............................        995,860
                                                              -------------

                ARIZONA  - 2.10%

    750,000     Maricopa County School District 4
                Mesa University, Series A, GO
                Pre-refunded 07/01/05
                5.65%, 07/01/11
                Insured: FGIC...............................        843,622
                                                              -------------

                COLORADO  - 2.22%

    250,000     Colorado Department of Transportation
                Revenue
                6.00%, 06/15/15
                Insured: AMBAC..............................        300,297
     25,000     Colorado Housing & Finance Authority
                Series E-3
                5.15%, 08/01/07 ............................         25,838
    500,000     Jefferson County School District
                Number R-001, GO
                5.50%, 12/15/06
                Insured: MBIA...............................        566,475
                                                              -------------
                                                                    892,610
                                                              -------------

                          DISTRICT OF COLUMBIA - 1.69%

    620,000     Washington D.C. Convention Center Authority
                Dedicated Tax Revenue, Senior Lien
                5.25%, 10/01/14
                Insured: AMBAC..............................        680,072
                                                              -------------

                FLORIDA  - 2.69%
  1,000,000     Florida State Board of Education
                Capital Outlay Public Education
                Series A, GO
                Pre-refunded 06/01/04
                5.70%, 06/01/08 ............................      1,080,110
                                                              -------------


 PAR VALUE                                                        VALUE
 ---------                                                       --------



                ILLINOIS  - 11.58%

 $  350,000     Chicago O'Hare International Airport
                Revenue, Passenger Facilities Charge
                Series A
                5.63%, 01/01/12
                Insured: AMBAC..............................  $     380,779
    500,000     Chicago Project, Series C, GO
                5.75%, 01/01/13
                Insured: FGIC...............................        582,120
  1,000,000     Du Page County Water Commission, GO
                5.00%, 03/01/04 ............................      1,047,530
  1,500,000     Illinois State, First Series, GO
                5.00%, 08/01/03 ............................      1,543,005
    500,000     Illinois State Sales Tax Revenue
                Series V
                6.00%, 06/15/08 ............................        565,755
    500,000     Kane County Community School District
                Number 304, Geneva, GO
                6.00%, 06/01/04
                Insured: FGIC...............................        535,650
                                                              -------------
                                                                  4,654,839
                                                              -------------

                INDIANA  - 2.62%

    910,000     Indiana Bond Bank Revenue, State
                Revolving Fund Program, Series A
                5.38%, 02/01/13 ............................      1,051,641
                                                              -------------

                KANSAS  - 2.75%

  1,020,000     Kansas State Development
                Finance Authority Revenue
                Public Water Supply Revolving Loan-2
                5.25%, 04/01/05
                Insured: AMBAC..............................      1,105,201
                                                              -------------

                MAINE  - 0.99%

    355,000     Maine Municipal Bond Bank, Series A
                5.38%, 11/01/16
                Insured: GO of Bond Bank....................        397,288
                                                              -------------

                MARYLAND  - 4.06%

  1,055,000     Maryland State & Local Facilities Loan
                First Mortgage, Series B, GO
                4.00%, 07/15/03 ............................      1,076,026
    500,000     Maryland State & Local Facilities Loan
                Second Series, GO
                5.25%, 06/15/06 ............................        556,150
                                                              -------------
                                                                  1,632,176
                                                              -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

 PAR VALUE                                                        VALUE
 ---------                                                       --------

                MASSACHUSETTS  - 7.02%

 $  750,000     Massachusetts Bay Transportation
                Authority General Transportation System
                Revenue, Series A
                5.50%, 03/01/14
                Insured: MBIA...............................  $     876,232
    350,000     Massachusetts State Federal Highway
                GAN, Series A
                5.75%, 06/15/13 ............................        407,593
  1,000,000     Massachusetts State, Series A, BAN
                4.00%, 09/01/03 ............................      1,022,990
    500,000     Springfield, Series B, GO
                5.05%, 01/15/04
                Insured: MBIA...............................        514,970
                                                              -------------
                                                                  2,821,785
                                                              -------------

                MICHIGAN  - 10.18%

  1,000,000     Michigan Municipal Bond Authority
                Revenue School Loan
                5.00%, 12/01/02 ............................      1,005,720
  1,315,000     Michigan State Trunk Line, Series A
                5.00%, 11/01/03 ............................      1,364,155
  1,500,000     Michigan State Trunk Line, Series A
                5.25%, 11/01/10 ............................      1,718,475
                                                              -------------
                                                                  4,088,350
                                                              -------------

                NEBRASKA  - 1.82%

    690,000     University of Nebraska Facilities
                Deferred Maintenance Project
                5.00%, 07/15/04 ............................        730,945
                                                              -------------

                NEVADA  - 3.15%

    635,000     Clark County School District
                Series A, GO
                Pre-refunded 06/15/10
                6.00%, 06/15/16
                Insured: MBIA...............................        758,806
    500,000     Las Vegas Valley Water District
                Revenue, GO
                5.40%, 09/01/04
                Insured: AMBAC..............................        506,560
                                                              -------------
                                                                  1,265,366
                                                              -------------

                NEW YORK  - 11.07%

  1,000,000     New York City, Series E, GO
                5.63%, 08/01/15
                Insured: MBIA-IBC...........................      1,156,450
     60,000     New York State EFC
                PCR, State Water
                Un-refunded Balance
                5.75%, 06/15/09
                Insured: POL CTL-SRF........................         70,182


 PAR VALUE                                                        VALUE
 ---------                                                       --------


                NEW YORK  (CONTINUED)

 $  440,000     New York State EFC
                PCR, State Water, Series A
                5.75%, 06/15/09
                Insured: POL CTL-SRF........................  $     517,304
    390,000     New York State, Series F, GO
                5.75%, 02/01/10 ............................        424,332
  1,000,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series B
                5.00%, 11/15/09 ............................      1,125,910
  1,000,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series B
                5.25%, 11/15/14 ............................      1,155,510
                                                              -------------
                                                                  4,449,688
                                                              -------------

                NORTH DAKOTA  - 1.62%

    600,000     West Fargo Public School District
                Number 006, GO
                5.25%, 05/01/17
                Insured: FGIC...............................        652,626
                                                              -------------

                OHIO  - 3.66%

    750,000     Cleveland Waterworks Revenue
                First Mortgage, Series G
                5.50%, 01/01/13
                Insured: MBIA...............................        879,570
    535,000     Ohio State Water Development
                Authority, PCR
                5.25%, 06/01/18 ............................        589,928
                                                              -------------
                                                                  1,469,498
                                                              -------------

                OREGON  - 5.85%

    750,000     Portland Airport Way Urban Renewal &
                Redevelopment Tax Increment, Series A
                6.00%, 06/15/15
                Insured: AMBAC..............................        885,195
    500,000     Portland Sewer System, Series A
                Pre-refunded 06/01/04
                5.75%, 06/01/06 ............................        540,635
    825,000     Washington County, GO
                5.25%, 06/01/07 ............................        924,982
                                                              -------------
                                                                  2,350,812
                                                              -------------

                SOUTH CAROLINA  - 2.35%

    850,000     Charleston County School District, GO
                5.00%, 02/01/14
                Insured: SCSDE..............................        943,322
                                                              -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

 PAR VALUE                                                        VALUE
 ---------                                                       --------

                TEXAS  - 8.81%

 $  500,000     Carrollton Farmers Branch
                Independent School District, GO
                5.10%, 02/15/04 ............................  $     506,490
  1,000,000     Fort Worth Water & Sewer Revenue
                5.25%, 02/15/15 ............................      1,077,800
    500,000     San Antonio Electric & Gas
                5.38%, 02/01/14 ............................        577,400
  1,500,000     Texas State Public Finance Authority
                          Building Capital Appreciation
                5.05%, 02/01/06 (A)
                Insured: MBIA...............................      1,377,795
                                                              -------------
                                                                  3,539,485
                                                              -------------

                WASHINGTON  - 0.70%

    250,000     Seattle Water System Revenue
                5.38%, 08/01/09 ............................        280,700
                                                              -------------

                WEST VIRGINIA  - 0.80%

    300,000     West Virginia State Housing
                Development Fund, Housing Finance
                Series A
                5.55%, 11/01/10 ............................        322,785
                                                              -------------

                WISCONSIN  - 9.17%

  1,225,000     Kenosha Capital Appreciation
                Promissory Notes, Series C
                3.71%, 06/01/04 (A)
                Insured: MBIA...............................      1,188,875
    235,000     Milwaukee County, Series A, GO
                5.40%, 12/01/04 ............................        253,210
  1,550,000     Milwaukee County, Series A, GO
                Un-refunded Balance
                5.00%, 10/01/07 ............................      1,727,800
    500,000     Wisconsin State Petroleum Inspection
                Fee Revenue, Series A
                5.50%, 07/01/03 ............................        514,550
                                                              -------------
                                                                  3,684,435
                                                              -------------
                TOTAL MUNICIPAL SECURITIES..................     40,348,096
                                                              -------------
                (Cost $38,095,150)



  SHARES                                                          VALUE
 ---------                                                       --------

INVESTMENT COMPANIES - 3.68%

    544,899     Dreyfus Tax-Exempt
                Cash Management Fund........................  $     544,899
    935,850     Federated Tax-Exempt Obligations Fund               935,850
                                                              -------------
                TOTAL INVESTMENT COMPANIES..................      1,480,749
                                                              -------------
                (Cost $1,480,749)
TOTAL INVESTMENTS - 104.09%.................................     41,828,845
                                                              -------------
(Cost $39,575,899)

NET OTHER ASSETS AND LIABILITIES - (4.09)%..................     (1,645,215)
                                                              -------------
NET ASSETS - 100.00%........................................  $  40,183,630
                                                              =============

------------------------------------------
(A)          Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC        American Municipal Bond Assurance Corp.
BAN          Bond Anticipation Note
EFC          Environmental Facilities Corp.
FGIC         Federal Guaranty Insurance Corp.
GAN          Grant Anticipation Note
GO           General Obligation
IBC          Insured Bond Certificate
MBIA         Municipal Bond Insurance Association
PCR          Pollution Control Revenue
POL CTL-SRF  State Water Pollution Control Revolving Fund
SCSDE        South Carolina School District Enhancement

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)


                                                           LARGE             SMALL                              U.S.
                                                          COMPANY           COMPANY          UTILITY          TREASURY
                                                        INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND
                                                      --------------    -------------    --------------    -------------
ASSETS:
   Investments (Note 2):
     Investments at cost..........................    $  695,139,735    $ 248,328,613    $   48,688,417    $ 164,152,058
     Repurchase agreement.........................         7,950,000        4,508,000                --        1,419,000
     Net unrealized appreciation (depreciation)         (115,376,387)     (36,963,890)      (19,624,646)      15,510,393
                                                      --------------    -------------    --------------    -------------
       Total investments at value.................       587,713,348      215,872,723        29,063,771      181,081,451
   Cash...........................................             1,270            1,752            68,234            1,151
   Receivable for investments sold................                --        1,828,084            71,910               --
   Receivable for shares sold.....................         1,453,124           30,497             1,887          164,040
   Interest and dividend receivables..............           827,138          146,363            75,180        2,290,305
                                                      --------------    -------------    --------------    -------------
       Total Assets...............................       589,994,880      217,879,419        29,280,982      183,536,947
                                                      --------------    -------------    --------------    -------------

LIABILITIES:
   Payable for investments purchased..............                --          771,923                --               --
   Payable for shares repurchased.................         2,388,773        1,433,732            21,666          581,642
   Payable for daily variation margin
     on futures contracts.........................           139,620           14,780                --               --
   Distributions payable..........................                --               --                --          185,001
   Payable to Fleet and affiliates (Note 3) ......           200,991           74,280            10,216           59,194
   Sub-account services fee payable (Note 3) .....            57,444            1,302               100            3,741
   Other payables.................................            28,441            1,210               174              757
                                                      --------------    -------------    --------------    -------------
       Total Liabilities..........................         2,815,269        2,297,227            32,156          830,335
                                                      --------------    -------------    --------------    -------------
NET ASSETS........................................    $  587,179,611    $ 215,582,192    $   29,248,826    $ 182,706,612
                                                      ==============    =============    ==============    =============

NET ASSETS CONSIST OF:
   Par value (Note 4).............................    $       29,688    $      16,413    $        4,813    $      16,095
   Paid-in capital in excess of par value.........       704,795,070      253,021,755        58,085,988      173,469,266
   Undistributed (overdistributed)
     net investment income........................         5,169,107          790,512            25,001         (451,828)
   Accumulated net realized gain (loss) on
     investments sold and futures contracts ......        (6,780,572)        (643,603)       (9,242,330)      (5,837,314)
   Unrealized appreciation (depreciation) of
     investments and futures contracts............      (116,033,682)     (37,602,885)      (19,624,646)      15,510,393
                                                      --------------    -------------    --------------    -------------
TOTAL NET ASSETS:.................................    $  587,179,611    $ 215,582,192    $   29,248,826    $ 182,706,612
                                                      ==============    =============    ==============    =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING. .......        29,688,407       16,412,962         4,813,083       16,094,804

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets (DIVIDE) Shares Outstanding) ......    $        19.78    $       13.13    $         6.08    $       11.35
                                                      ==============    =============    ==============    =============




                                                        MUNICIPAL
                                                        BOND FUND
                                                     --------------
ASSETS:
   Investments (Note 2):
     Investments at cost..........................   $   39,575,899
     Repurchase agreement.........................               --
     Net unrealized appreciation (depreciation)           2,252,946
                                                     --------------
       Total investments at value.................       41,828,845
   Cash...........................................               31
   Receivable for investments sold................               --
   Receivable for shares sold.....................          252,478
   Interest and dividend receivables..............          465,939
                                                     --------------
       Total Assets...............................       42,547,293
                                                     --------------

LIABILITIES:
   Payable for investments purchased..............        2,253,400
   Payable for shares repurchased.................           32,885
   Payable for daily variation margin
     on futures contracts.........................               --
   Distributions payable..........................           57,419
   Payable to Fleet and affiliates (Note 3) ......           19,777
   Sub-account services fee payable (Note 3) .....               --
   Other payables.................................              182
                                                     --------------
       Total Liabilities..........................        2,363,663
                                                     --------------
NET ASSETS........................................   $   40,183,630
                                                     ==============

NET ASSETS CONSIST OF:
   Par value (Note 4).............................   $        3,642
   Paid-in capital in excess of par value.........       37,911,700
   Undistributed (overdistributed)
     net investment income........................           13,759
   Accumulated net realized gain (loss) on
     investments sold and futures contracts ......            1,583
   Unrealized appreciation (depreciation) of
     investments and futures contracts............        2,252,946
                                                     --------------
TOTAL NET ASSETS:.................................   $   40,183,630
                                                     ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING. .......        3,642,135

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets (DIVIDE) Shares Outstanding) ......   $        11.03
                                                     ==============




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY FUND II

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)


                                                    LARGE             SMALL                              U.S.
                                                   COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                 INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                               --------------    -------------    --------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)..........................  $      63,417    $      44,754     $         761    $   4,072,446     $     771,508
   Dividends (Note 2).........................      5,816,556        1,030,222           823,903               --            16,052
   Less: foreign withholding tax..............        (30,115)            (293)               --               --                --
                                               --------------    -------------    --------------    -------------    --------------
     Total investment income..................      5,849,858        1,074,683           824,664        4,072,446           787,560
                                               --------------    -------------    --------------    -------------    --------------

EXPENSES:
   Investment advisory fee (Note 3)...........        358,987          131,702            19,315           85,668            50,136
   Sub-account services fee (Note 3)..........        357,719            9,100             1,109           22,669                --
   Administration fee (Note 3)................      1,076,962          395,105            57,944          257,007            70,191
   Trustees' fee (Note 3).....................          2,830              997               169              454               121
   Miscellaneous..............................         45,120            2,347               346            1,426               344
                                               --------------    -------------    --------------    -------------    --------------
     Total expenses before reimbursement......      1,841,618          539,251            78,883          367,224           120,792
                                               --------------    -------------    --------------    -------------    --------------
     Less: reimbursement by administrator or
       sub-administrator (Note 3).............        (16,790)            (997)             (169)            (454)             (121)
                                               --------------    -------------    --------------    -------------    --------------
     Total expenses net of reimbursement......      1,824,828          538,254            78,714          366,770           120,671
                                               --------------    -------------    --------------    -------------    --------------
NET INVESTMENT INCOME.........................      4,025,030          536,429           745,950        3,705,676           666,889
                                               --------------    -------------    --------------    -------------    --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTE 2):
   Net realized gain (loss) on investments sold    (1,549,634)         768,244          (515,239)       1,411,382           113,773
   Net realized (loss) on futures contracts...     (1,483,181)        (560,500)               --               --                --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts....................   (235,947,433)     (71,884,858)      (16,759,791)      14,200,555         1,585,893
                                               --------------    -------------    --------------    -------------    --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS.........................   (238,980,248)     (71,677,114)      (17,275,030)      15,611,937         1,699,666
                                               --------------    -------------    --------------    -------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.....................  $(234,955,218)   $ (71,140,685)    $ (16,529,080)   $  19,317,613     $   2,366,555
                                               ==============    =============    ==============    =============    ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           LARGE COMPANY INDEX FUND
                                                                       -------------------------------
                                                                         SIX MONTHS           YEAR
                                                                     ENDED SEPTEMBER 30,     ENDED
                                                                            2002            MARCH 31,
                                                                         (UNAUDITED)          2002
                                                                       --------------    -------------

NET ASSETS AT BEGINNING OF PERIOD.................................     $  841,016,377    $ 821,146,671
                                                                       --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..........................................          4,025,030        7,291,321
   Net realized gain (loss) on investments sold
     and futures contracts........................................         (3,032,815)      21,938,647
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts                 (235,947,433)     (29,884,744)
                                                                       --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations..................................       (234,955,218)        (654,776)
                                                                       --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................................                 --       (7,148,176)
   Net realized gain on investments and futures contracts                          --      (40,674,444)
                                                                       --------------    -------------
     Total Distributions..........................................                 --      (47,822,620)
                                                                       --------------    -------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................         93,863,572      260,477,783
   Issued in connection with acquisition (Note 9).................                 --       28,876,019
   Issued to shareholders in reinvestment of dividends............                 --       42,891,588
   Cost of shares repurchased.....................................       (112,745,120)    (263,898,288)
                                                                       --------------    -------------
     Net increase (decrease) in net assets from share transactions        (18,881,548)      68,347,102
                                                                       --------------    -------------
     Net increase (decrease) in net assets........................       (253,836,766)      19,869,706
                                                                       --------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................      $ 587,179,611    $ 841,016,377
                                                                       ==============    =============
   (A) Undistributed (overdistributed) net investment income            $   5,169,107    $   1,144,077
                                                                       ==============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................          4,000,138        9,421,445
   Issued in connection with acquisition (Note 9).................                 --          980,459
   Issued to shareholders in reinvestment of dividends............                 --        1,601,629
   Repurchased....................................................         (4,840,081)      (9,481,591)
                                                                       --------------    -------------
     Net increase (decrease) in shares outstanding................           (839,943)       2,521,942
                                                                       ==============    =============





                                                                             SMALL COMPANY INDEX FUND
                                                                         -------------------------------
                                                                           SIX MONTHS          YEAR
                                                                       ENDED SEPTEMBER 30,    ENDED
                                                                              2002           MARCH 31,
                                                                           (UNAUDITED)         2002
                                                                         -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD.................................       $ 291,111,392    $  253,860,342
                                                                         -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..........................................             536,429         1,149,043
   Net realized gain (loss) on investments sold
     and futures contracts........................................             207,744         3,313,451
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts                   (71,884,858)       47,431,530
                                                                         -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations..................................         (71,140,685)       51,894,024
                                                                         -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................................                  --        (1,696,456)
   Net realized gain on investments and futures contracts                           --       (12,760,783)
                                                                         -------------    --------------
     Total Distributions..........................................                  --       (14,457,239)
                                                                         -------------    --------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................          25,427,780        33,542,996
   Issued in connection with acquisition (Note 9).................                  --                --
   Issued to shareholders in reinvestment of dividends............                  --        13,580,136
   Cost of shares repurchased.....................................         (29,816,295)      (47,308,867)
                                                                         -------------    --------------
     Net increase (decrease) in net assets from share transactions           (4,388,515)        (185,735)
                                                                         -------------    --------------
     Net increase (decrease) in net assets........................         (75,529,200)       37,251,050
                                                                         -------------    --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................       $ 215,582,192    $  291,111,392
                                                                         =============    ==============
   (A) Undistributed (overdistributed) net investment income             $     790,512    $      254,083
                                                                         =============    ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................           1,643,828         2,099,915
   Issued in connection with acquisition (Note 9).................                  --                --
   Issued to shareholders in reinvestment of dividends............                  --           877,836
   Repurchased....................................................          (2,004,032)       (2,961,240)
                                                                         -------------    --------------
     Net increase (decrease) in shares outstanding................            (360,204)           16,511
                                                                         =============    ==============





                                                                                UTILITY INDEX FUND
                                                                         -------------------------------
                                                                           SIX MONTHS           YEAR
                                                                       ENDED SEPTEMBER 30,     ENDED
                                                                              2002            MARCH 31,
                                                                           (UNAUDITED)          2002
                                                                         --------------    -------------
NET ASSETS AT BEGINNING OF PERIOD.................................       $   48,920,224    $  68,795,094
                                                                         --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..........................................              745,950        1,592,071
   Net realized gain (loss) on investments sold
     and futures contracts........................................             (515,239)      (6,413,010)
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts                    (16,759,791)     (12,593,215)
                                                                         --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations..................................          (16,529,080)     (17,414,154)
                                                                         --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................................             (744,070)      (1,598,570)
   Net realized gain on investments and futures contracts                            --       (9,163,143)
                                                                         --------------    -------------
     Total Distributions..........................................             (744,070)     (10,761,713)
                                                                         --------------    -------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................            2,248,829       11,632,054
   Issued in connection with acquisition (Note 9).................                   --               --
   Issued to shareholders in reinvestment of dividends............              674,130        9,884,777
   Cost of shares repurchased.....................................           (5,321,207)     (13,215,834)
                                                                         --------------    -------------
     Net increase (decrease) in net assets from share transactions           (2,398,248)       8,300,997
                                                                         --------------    -------------
     Net increase (decrease) in net assets........................          (19,671,398)     (19,874,870)
                                                                         --------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................       $   29,248,826    $  48,920,224
                                                                         ==============    =============
   (A) Undistributed (overdistributed) net investment income             $       25,001    $      23,121
                                                                         ==============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................              326,443          863,520
   Issued in connection with acquisition (Note 9).................                   --               --
   Issued to shareholders in reinvestment of dividends............               94,031        1,071,562
   Repurchased....................................................             (685,961)      (1,076,048)
                                                                         --------------    -------------
     Net increase (decrease) in shares outstanding................             (265,487)         859,034
                                                                         ==============    =============







                                                                              U.S. TREASURY INDEX FUND
                                                                          -------------------------------
                                                                            SIX MONTHS          YEAR
                                                                        ENDED SEPTEMBER 30,    ENDED
                                                                               2002           MARCH 31,
                                                                            (UNAUDITED)         2002
                                                                          -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD.................................        $ 160,180,325    $  163,619,394
                                                                          -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..........................................            3,705,676         7,944,652
   Net realized gain (loss) on investments sold
     and futures contracts........................................            1,411,382         2,842,558
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts                     14,200,555        (5,811,185)
                                                                          -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations..................................           19,317,613         4,976,025
                                                                          -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................................           (4,270,720)       (8,978,052)
   Net realized gain on investments and futures contracts                            --                --
                                                                          -------------    --------------
     Total Distributions..........................................           (4,270,720)       (8,978,052)
                                                                          -------------    --------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................           23,624,090        28,390,270
   Issued in connection with acquisition (Note 9).................                   --                --
   Issued to shareholders in reinvestment of dividends............            3,110,658         6,605,707
   Cost of shares repurchased.....................................          (19,255,354)      (34,433,019)
                                                                          -------------    --------------
     Net increase (decrease) in net assets from share transactions            7,479,394           562,958
                                                                          -------------    --------------
     Net increase (decrease) in net assets........................           22,526,287        (3,439,069)
                                                                          -------------    --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................        $ 182,706,612    $  160,180,325
                                                                          =============    ==============
   (A) Undistributed (overdistributed) net investment income              $    (451,828)   $      113,216
                                                                          =============    ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................            2,171,700         2,664,081
   Issued in connection with acquisition (Note 9).................                   --                --
   Issued to shareholders in reinvestment of dividends............              286,066           619,397
   Repurchased....................................................           (1,764,560)       (3,226,735)
                                                                          -------------    --------------
     Net increase (decrease) in shares outstanding................              693,206            56,743
                                                                          =============    ==============




                                                                                 MUNICIPAL BOND FUND
                                                                          -------------------------------
                                                                            SIX MONTHS           YEAR
                                                                        ENDED SEPTEMBER 30,     ENDED
                                                                               2002            MARCH 31,
                                                                            (UNAUDITED)          2002
                                                                          --------------    -------------
NET ASSETS AT BEGINNING OF PERIOD.................................        $   40,084,642    $  33,238,674
                                                                          --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income..........................................               666,889        1,370,878
   Net realized gain (loss) on investments sold
     and futures contracts........................................               113,773          505,144
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts                       1,585,893         (567,236)
                                                                          --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations..................................             2,366,555        1,308,786
                                                                          --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................................              (665,506)      (1,368,777)
   Net realized gain on investments and futures contracts                             --               --
                                                                          --------------    -------------
     Total Distributions..........................................              (655,506)      (1,368,777)
                                                                          --------------    -------------
SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............................             3,969,140       10,833,586
   Issued in connection with acquisition (Note 9).................                    --               --
   Issued to shareholders in reinvestment of dividends............               308,723          672,689
   Cost of shares repurchased.....................................            (5,879,924)      (4,600,316)
                                                                          --------------    -------------
     Net increase (decrease) in net assets from share transactions            (1,602,061)       6,905,959
                                                                          --------------    -------------
     Net increase (decrease) in net assets........................                98,988        6,845,968
                                                                          --------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................        $   40,183,630    $  40,084,642
                                                                          ==============    =============
   (A) Undistributed (overdistributed) net investment income              $       13,759    $      12,376
                                                                          ==============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold...........................................................               366,636        1,017,686
   Issued in connection with acquisition (Note 9).................                    --               --
   Issued to shareholders in reinvestment of dividends............                28,463           63,233
   Repurchased....................................................              (543,683)        (431,800)
                                                                          --------------    -------------
     Net increase (decrease) in shares outstanding................              (148,584)         649,119
                                                                          ==============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      28-29

--------------------------------------------------------------------------------
LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,                        YEARS ENDED MARCH 31,
                                                     2002      --------------------------------------------------------------------
                                                 (UNAUDITED)       2002           2001           2000          1999          1998
                                                 -----------     ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of period...........   $    27.55     $   29.32     $   42.14     $    36.90    $    31.92    $    23.09
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(1)....................         0.14           0.25          0.26          0.32          0.35          0.40
   Net realized and unrealized gain (loss)
     on investments and futures contracts......        (7.91)         (0.33)        (8.85)         5.93          5.38         10.23
                                                  ----------     ----------    ----------    ----------    ----------    ----------
       Total from Investment Operations........        (7.77)         (0.08)        (8.59)         6.25          5.73         10.63
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Less Distributions:
   Distributions from net investment income....           --          (0.25)        (0.26)        (0.33)        (0.36)        (0.44)
   Distributions from net realized capital gains          --          (1.44)        (3.97)        (0.68)        (0.39)        (1.36)
                                                  ----------     ----------    ----------    ----------    ----------    ----------
       Total Distributions.....................           --          (1.69)        (4.23)        (1.01)        (0.75)        (1.80)
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value.....        (7.77)        (1.77)       (12.82)         5.24          4.98           8.83
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period.................   $    19.78     $    27.55    $    29.32    $    42.14    $    36.90    $    31.92
                                                  ==========     ==========    ==========    ==========    ==========    ==========
Total Return...................................       (28.20)%**      (0.08)%      (21.54)%       17.20%        18.15%        47.29%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)............   $  587,180     $  841,016    $  821,147    $1,065,129    $  828,899    $  626,740
Ratios to average net assets:
   Net investment income including
     reimbursement.............................         1.12%*         0.88%         0.74%         0.88%         1.11%         1.44%
   Operating expenses including
     reimbursement.............................         0.51%*         0.49%         0.47%         0.47%         0.47%         0.40%
   Operating expenses excluding
     reimbursement.............................         0.51%*         0.50%         0.48%         0.47%         0.47%         0.40%
Portfolio turnover rate........................           6%**            8%           15%           12%            3%            3%

-----------------------------
*    Annualized
**   Not Annualized
(1)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2002 (unaudited) and the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.14, $0.25, $0.26, $0.32, $0.35 and $0.40, respectively.


                          SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,                        YEARS ENDED MARCH 31,
                                                     2002      --------------------------------------------------------------------
                                                 (UNAUDITED)        2002          2001          2000         1999           1998*
                                                 -----------     ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of period...........   $    17.36     $    15.15    $    17.92    $    15.22    $    20.73    $    22.64
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(1)....................         0.03           0.08          0.07          0.09          0.10          0.27
   Net realized and unrealized gain (loss)
     on investments and futures contracts......        (4.26)          3.04         (0.47)         4.31         (4.04)         7.64
                                                  ----------     ----------    ----------    ----------    ----------    ----------
       Total from Investment Operations........        (4.23)          3.12         (0.40)         4.40         (3.94)         7.91
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Less Distributions:
   Distributions from net investment income....           --          (0.11)        (0.04)        (0.09)        (0.09)        (0.33)
   Distributions from net realized capital gains          --          (0.80)        (2.33)        (1.61)        (1.48)        (9.49)
                                                  ----------     ----------    ----------    ----------    ----------    ----------
       Total Distributions.....................           --          (0.91)        (2.37)        (1.70)        (1.57)        (9.82)
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value.....        (4.23)         2.21          (2.77)         2.70         (5.51)        (1.91)
                                                  ----------     ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period.................   $    13.13     $    17.36    $    15.15    $    17.92    $    15.22    $    20.73
                                                  ==========     ==========    ==========    ==========    ==========    ==========
Total Return...................................       (24.31)%***     21.32%        (2.33)%       30.52%       (19.19)%       41.22%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)............     $215,582     $  291,111    $  253,860    $  279,914    $  259,903    $  399,162
Ratios to average net assets:
   Net investment income including
     reimbursement.............................         0.41%**        0.43%         0.48%         0.53%         0.56%         0.97%
   Operating expenses including
     reimbursement.............................         0.41%**        0.41%         0.41%         0.41%         0.40%         0.40%
   Operating expenses excluding
     reimbursement.............................         0.41%**        0.41%         0.41%         0.41%         0.41%         0.40%
Portfolio turnover rate........................           11%***         21%           41%           36%           22%           99%


---------------------------
*    At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company(TRADE MARK) Index to the S&P(REGISTRATION
     MARK) SmallCap 600 Index.
**   Annualized
***  Not Annualized
(1)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2002 (unaudited) and the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.03, $0.08, $0.07, $0.09, $0.10 and $0.27, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
UTILITY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            SIX MONTHS ENDED
                                                              SEPTEMBER 30,                     YEARS ENDED MARCH 31,
                                                                  2002        ----------------------------------------------------
                                                              (UNAUDITED)        2002          2001          2000         1999
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, Beginning of period.....................     $     9.63      $    16.30    $    13.32    $    13.35    $    14.18
                                                              ----------      ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(1)..............................           0.15            0.36          0.44          0.50          0.53
   Net realized and unrealized gain (loss) on investments          (3.55)          (4.52)         4.56          0.43         (0.71)
                                                              ----------      ----------    ----------    ----------    ----------
       Total from Investment Operations..................          (3.40)          (4.16)         5.00          0.93         (0.18)
                                                              ----------      ----------    ----------    ----------    ----------
Less Distributions:
   Distributions from net investment income..............          (0.15)          (0.36)        (0.45)        (0.51)        (0.51)
   Distributions from net realized capital gains ........             --           (2.15)        (1.57)        (0.45)        (0.14)
   Return of capital.....................................             --              --            --            --            --
                                                              ----------      ----------    ----------    ----------    ----------
       Total Distributions...............................          (0.15)          (2.51)        (2.02)        (0.96)        (0.65)
                                                              ----------      ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value...............          (3.55)          (6.67)         2.98         (0.03)        (0.83)
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, End of period...........................     $     6.08      $     9.63    $    16.30    $    13.32    $    13.35
                                                              ==========      ==========    ==========    ==========    ==========
Total Return.............................................         (35.50)%***     (24.57)%       37.57%         7.52%        (1.53)%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................     $   29,249      $   48,920    $   68,795    $   49,977    $   55,131
Ratios to average net assets:
   Net investment income including
     reimbursement.......................................           3.87%**         2.79%         2.75%         3.61%         3.72%
   Operating expenses including
     reimbursement.......................................           0.41%**         0.40%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement.......................................           0.41%**         0.41%         0.41%         0.40%         0.40%
Portfolio turnover rate..................................              9%***          26%           65%           19%            8%



                                                        YEARS ENDED MARCH 31,
                                                       -----------------------
                                                                1998*
                                                             ----------
Net Asset Value, Beginning of period.....................    $    11.42
                                                             ----------
Income from Investment Operations:
   Net investment income(1)..............................          0.54
   Net realized and unrealized gain (loss) on investments          3.71
                                                             ----------
       Total from Investment Operations..................          4.25
                                                             ----------
Less Distributions:
   Distributions from net investment income..............         (0.60)
   Distributions from net realized capital gains ........         (0.82)
   Return of capital.....................................         (0.07)
                                                             ----------
       Total Distributions...............................         (1.49)
                                                             ----------
Net increase (decrease) in net asset value...............          2.76
                                                             ----------
Net Asset Value, End of period...........................    $    14.18
                                                             ==========
Total Return.............................................         39.07%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................    $   55,864
Ratios to average net assets:
   Net investment income including
     reimbursement.......................................          4.24%
   Operating expenses including
     reimbursement.......................................          0.40%
   Operating expenses excluding
     reimbursement.......................................          0.40%
Portfolio turnover rate..................................            72%



---------------------------------
*    At a Special Meeting of Shareholders of the Utility Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000(TRADE MARK) Utility Index to the S&P(REGISTRATION MARK) Utilities
     Index.
**   Annualized
***  Not Annualized
(1)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2002 (unaudited) and the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.15, $0.36, $0.44, $0.50, $0.53 and $0.54, respectively.


                         SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            SIX MONTHS ENDED
                                                              SEPTEMBER 30,                    YEARS ENDED MARCH 31,
                                                                  2002        ------------------------------------------------------
                                                              (UNAUDITED)        2002          2001          2000         1999
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, Beginning of period.....................     $    10.40      $    10.66    $    10.13    $    10.54    $    10.50
                                                              ----------      ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(1)(2)...........................           0.23            0.51          0.61          0.61          0.61
   Net realized and unrealized gain (loss) on investments(2)        0.99           (0.19)         0.53         (0.38)         0.05
                                                              ----------      ----------    ----------    ----------    ----------
       Total from Investment Operations..................           1.22            0.32          1.14          0.23          0.66
                                                              ----------      ----------    ----------    ----------    ----------
Less Distributions:
   Distributions from net investment income..............          (0.27)          (0.58)        (0.61)        (0.64)        (0.62)
                                                              ----------      ----------    ----------    ----------    ----------
       Total Distributions...............................          (0.27)          (0.58)        (0.61)        (0.64)        (0.62)
                                                              ----------      ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value...............           0.95           (0.26)         0.53         (0.41)         0.04
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, End of period...........................     $    11.35      $    10.40    $    10.66    $    10.13    $    10.54
                                                              ==========      ==========    ==========    ==========    ==========
Total Return.............................................          11.88%**         3.03%        11.60%         2.39%         6.38%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................     $  182,707      $  160,180    $  163,619    $  160,389    $  202,420
Ratios to average net assets:
   Net investment income including
     reimbursement(2)....................................           4.32%*          4.84%         5.90%         5.95%         5.77%
   Operating expenses including
     reimbursement.......................................           0.43%*          0.42%         0.42%         0.41%         0.41%
   Operating expenses excluding
     reimbursement.......................................           0.43%*          0.43%         0.42%         0.41%         0.41%
Portfolio turnover rate..................................             29%**           47%           53%           56%           70%




                                                        YEARS ENDED MARCH 31,
                                                       -----------------------
                                                                1998*
                                                             ----------
Net Asset Value, Beginning of period.....................    $     9.99
                                                             ----------
Income from Investment Operations:
   Net investment income(1)(2)...........................          0.63
   Net realized and unrealized gain (loss) on investments(2)       0.51
                                                             ----------
       Total from Investment Operations..................          1.14
                                                             ----------
Less Distributions:
   Distributions from net investment income..............         (0.63)
                                                             ----------
       Total Distributions...............................         (0.63)
                                                             ----------
Net increase (decrease) in net asset value...............          0.51
                                                             ----------
Net Asset Value, End of period...........................    $    10.50
                                                             ==========
Total Return.............................................         11.72%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................    $  118,368
Ratios to average net assets:
   Net investment income including
     reimbursement(2)....................................          6.12%
   Operating expenses including
     reimbursement.......................................          0.40%
   Operating expenses excluding
     reimbursement.......................................          0.40%
Portfolio turnover rate..................................            79%


--------------------------
*    Annualized
**   Not Annualized
(1)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2002 (unaudited) and the years ended March 31 , 2002, 2001, 2000, 1999 and 1998 was
     $0.23, $0.51, $0.61, $0.61, $0.61 and $0.63, respectively.
(2)  The Trust adopted the provisions of the AICPAAudit Guide for Investment Companies effective April 1, 2001. The effect of the changes for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.07), $0.07 and
     (0.63)%, respectively (Note 2).


                            SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            SIX MONTHS ENDED
                                                              SEPTEMBER 30,                   YEARS ENDED MARCH 31,
                                                                  2002        ----------------------------------------------------
                                                              (UNAUDITED)        2002          2001          2000         1999
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, Beginning of period.....................     $    10.57      $    10.58    $    10.13    $    10.59    $    10.51
                                                              ----------      ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(1)(2)...........................           0.18            0.40          0.45          0.44          0.46
   Net realized and unrealized gain (loss) on investments(2)        0.46           (0.01)         0.45         (0.45)         0.08
                                                              ----------      ----------    ----------    ----------    ----------
       Total from Investment Operations..................           0.64            0.39          0.90         (0.01)         0.54
                                                              ----------      ----------    ----------    ----------    ----------
Less Distributions:
   Distributions from net investment income..............          (0.18)          (0.40)        (0.45)        (0.45)        (0.46)
                                                              ----------      ----------    ----------    ----------    ----------
       Total Distributions...............................          (0.18)          (0.40)        (0.45)        (0.45)        (0.46)
                                                              ----------      ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value...............           0.46           (0.01)         0.45         (0.46)         0.08
                                                              ----------      ----------    ----------    ----------    ----------
Net Asset Value, End of period...........................     $    11.03      $    10.57    $    10.58    $    10.13    $    10.59
                                                              ==========      ==========    ==========    ==========    ==========
Total Return.............................................           6.09%**         3.72%         9.15%        (0.05)%        5.20%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................     $   40,184      $   40,085      $ 33,239    $   27,769    $   21,607
Ratios to average net assets:
   Net investment income including
     reimbursement(2)....................................           3.32%*          3.74%         4.43%         4.28%         4.31%
   Operating expenses including
     reimbursement.......................................           0.60%*          0.60%         0.60%         0.60%         0.60%
   Operating expenses excluding
     reimbursement.......................................           0.60%*          0.60%         0.61%         0.60%         0.60%
Portfolio turnover rate..................................             24%**           92%           95%           38%           43%




                                                        YEARS ENDED MARCH 31,
                                                       -----------------------
                                                                1998*
                                                             ----------
Net Asset Value, Beginning of period.....................     $    10.57
                                                              ----------
Income from Investment Operations:
   Net investment income(1)(2)...........................           0.18
   Net realized and unrealized gain (loss) on investments(2)        0.46
                                                              ----------
       Total from Investment Operations..................           0.64
                                                              ----------
Less Distributions:
   Distributions from net investment income..............          (0.18)
                                                              ----------
       Total Distributions...............................          (0.18)
                                                              ----------
Net increase (decrease) in net asset value...............           0.46
                                                              ----------
Net Asset Value, End of period...........................     $    11.03
                                                              ==========
Total Return.............................................           6.09%**

Ratios/Supplemental Data:
Net assets, End of period (in 000s)......................     $   40,184
Ratios to average net assets:
   Net investment income including
     reimbursement(2)....................................           3.32%*
   Operating expenses including
     reimbursement.......................................           0.60%*
   Operating expenses excluding
     reimbursement.......................................           0.60%*
Portfolio turnover rate..................................             24%**


--------------------------------
*    Annualized
**   Not Annualized
(1)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2002 (unaudited) and the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.18, $0.40, $0.45, $0.44, $0.46 and $0.47, respectively.
(2)  The Trust adopted the provisions of the AICPAAudit Guide for Investment Companies effective April 1, 2001. The effect of the changes for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.00, $0.00 and
     0.01%, respectively (Note 2).


                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

FUTURES CONTRACTS: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

INCOME RECOGNITION: The Trust adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective April 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities. Prior to April 1, 2001, the Funds did not amortize premiums and discounts on fixed income securities. Accordingly, those Funds affected recorded an accumulative effect adjustment to reflect the amortization of premiums and discounts. The cumulative effect of applying the required changes had no impact on the net assets reported in the financial statements, but resulted in the following:

                                                AT MARCH 31,
                                                    2001                           FOR THE YEAR ENDED MARCH 31, 2002
                                               --------------     -----------------------------------------------------------------
                                             INCREASE (DECREASE)       INCREASE                                    NET UNREALIZED
                                              IN AMORTIZED COST     (DECREASE) NET        INCREASE (DECREASE)     APPRECIATION OF
NAME OF FUND                                 OF SECURITIES HELD   INVESTMENT INCOME     NET REALIZED GAIN (LOSS)     INVESTMENTS
------------                                 ------------------   -----------------     ------------------------ ------------------
U.S. Treasury Index Fund                       $  (1,436,587)        $  (1,033,400)        $        1,265,589      $     (232,189)
Municipal Bond Fund                                    8,495                 2,100                     (1,473)               (627)


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

3.   INVESTMENT ADVISORY, ADMINISTRATION AND
     DISTRIBUTION AGREEMENTS

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet (the "Administrator"), are also parties to an administration agreement under which the Administrator provides administrative services to the Trust and is responsible for the payment of all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund. Prior to July 1, 2002, Fleet National Bank ("FNB"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive.

In addition, the Administrator also provides custody administration services pursuant to certain fee arrangements. In accordance with such fee arrangements, the Administrator compensates the Trust's custodian bank, JPMorgan Chase Bank, for its services.

Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 1, 2002, FNB had entered into a sub-administration agreement with PFPC Inc., a member of PNC Financial Services Group, under which PFPC Inc. provided administrative, accounting and transfer agent services to the Trust. FNB was responsible for payment of all fees to PFPC Inc. for serving in that capacity. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to a sub-administration and accounting services agreement with CMA. As of July 19, 2002, Liberty Funds Services, Inc. provides transfer agency services pursuant to certain fee arrangements.

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

The Trust may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans. Such entities are compensated by the Funds for the Sub-Account Services. For the six months ended September 30, 2002, the Administrator reimbursed sub-account service fees in the amount of $13,960 for the Large Company Index Fund.

Certain officers of the Trust are officers of PFPC Inc. or Columbia Management Group, Inc., Fleet's parent. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust, Galaxy and VIP is also entitled to additional fees for his services in this capacity. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets.

Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

PFPC Inc. voluntarily agreed to reimburse the Funds for Trustees' fees. For the six months ended September 30, 2002, the Trustees' fees that were reimbursed were $2,830 for the Large Company Index Fund, $997 for the Small Company Index Fund, $169 for the Utility Index Fund, $454 for the U.S. Treasury Index Fund and $121 for the Municipal Bond Fund. PFPC Inc., at its discretion, may revise or discontinue the voluntary expense reimbursement at any time.

4.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. The Trust's shares are classified into five series.



5.   SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the six months ended September 30, 2002 for each Fund were as follows:

                                       U.S. GOVERNMENT                          OTHER INVESTMENT
                                         SECURITIES                                SECURITIES
                                 ----------------------------              ---------------------------
                                   PURCHASES         SALES                   PURCHASES         SALES
                                 -----------      ----------               ------------      ---------
Large Company Index Fund......   $         --    $        --             $ 45,959,551      $60,168,781
Small Company Index Fund......             --             --               29,317,707       34,466,398
Utility Index Fund............             --             --                3,686,658        5,068,242
U.S. Treasury Index Fund......     55,831,730     47,722,612                       --               --
Municipal Bond Fund...........             --             --               11,060,013        9,182,756

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at September 30, 2002 for each Fund were as follows:


                                     COST         APPRECIATION       (DEPRECIATION)             NET
                                ------------------------------------------------------------------------
Large Company Index Fund .....  $ 703,089,735    $  73,908,659      $ (189,285,046)       $(115,376,387)
Small Company Index Fund .....    252,836,613       33,283,257         (70,247,147)         (36,963,890)
Utility Index Fund ...........     48,688,417        1,935,796         (21,560,442)         (19,624,646)
U.S. Treasury Index Fund .....    165,571,058       15,510,393                  --           15,510,393
Municipal Bond Fund ..........     39,575,899        2,252,946                  --            2,252,946


6.   LINE OF CREDIT

Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999, as amended. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

7.   FINANCIAL INSTRUMENTS

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

8.   CONCENTRATION OF CREDIT RISK

The Utility Index Fund concentrates its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

9.   ACQUISITION OF THE PILLAR FUNDS

On April 2, 2001, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of one portfolio of The Pillar Funds. Pursuant to the Agreement, all of the assets and liabilities of the Pillar Equity Index Fund were transferred to the Galaxy II Large Company Index Fund in exchange for 980,459 Shares of the Galaxy II Large Company Index Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 20, 2001, following the approval of the reorganization by the Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation/Depreciation associated with the transaction:

                                                            BEFORE                            AFTER
                                                          ACQUISITION                      ACQUISITION
                                            --------------------------------------      -----------------
                                                GALAXY II              PILLAR               GALAXY II
                                              LARGE COMPANY         EQUITY INDEX          LARGE COMPANY
                                               INDEX FUND               FUND               INDEX FUND
                                            -----------------     -----------------     -----------------
Net Assets ............................     $     811,767,685     $      28,876,019     $     840,643,704
Shares Outstanding ....................            27,561,289             2,610,406            28,541,748
Net Asset Value, per share ............     $           29.45     $              --     $           29.45
Class A Net Asset Value, per share ....     $              --     $           11.14     $              --
Class I Net Asset Value, per share ....     $              --     $           11.31     $              --
Class B Net Asset Value, per share ....     $              --     $           10.95     $              --
Unrealized Appreciation (Depreciation)      $     141,445,357     $        (706,833)    $     140,738,524



10.  CAPITAL LOSS CARRYFORWARDS

At March 31, 2002, the following Funds had capital loss carryforwards:

                                               EXPIRATION
                                AMOUNT            DATE
                               -------         ---------
Large Company Index Fund*   $ 2,457,024           2008
U.S. Treasury Index Fund.     1,306,705           2003
                                548,015           2004
                              1,821,144           2008
                              1,869,394           2009

Municipal Bond Fund......        49,244           2004
                                 72,068           2008

* The capital loss carryforward of the Galaxy II Large Company Index Fund was acquired in connection with the reorganization of the Pillar Equity Index Fund into the Galaxy IILarge Company Index Fund. This carryforward is subject to the limitations of Internal Revenue
   Codesection 383.

11.  PROPOSED REORGANIZATION OF THE GALAXY II FUNDS

In connection with the consolidation of the mutual fund operations of Columbia Management Group, Inc. ("Columbia"), the parent of the Investment Advisor, Columbia proposed reorganizing the Galaxy II Funds into corresponding portfolios of Liberty Funds Trust IV ("Liberty IV") and Liberty Funds Trust V ("Liberty V" and, together with Liberty IV, the "Liberty Funds"). On June 17, 2002, Galaxy II's Board of Trustees approved Agreements and Plans of Reorganization among Galaxy II, Columbia and each of Liberty IV and Liberty V. The Liberty Funds' Board of Trustees also approved the Agreements and Plans of Reorganization on June 19, 2002. The Agreement and Plan of Reorganization with Liberty IV provides for the reorganization of the Galaxy II Utility Index Fund into the Liberty Utilities Fund. Two separate Agreements and Plans of Reorganization provide for the reorganization of the other Galaxy II Funds into certain portfolios of Liberty V. Combined prospectuses and proxy statements with respect to the reorganizations of the Galaxy II Utility Index Fund and Galaxy II Municipal Bond Fund were mailed to shareholders on or about August 23, 2002 and August 26, 2002, respectively. Proxy statements with respect to the reorganizations of the other Galaxy II Funds were mailed on or about August 23, 2002.

12.  SUBSEQUENT EVENT

At a meeting of shareholders held on October 18, 2002, shareholders of the Galaxy II Funds approved the Agreements and Plans of Reorganization between Galaxy II and the Liberty Funds described in Note 11 above. Subject to the satisfaction of certain conditions, the reorganizations are expected to occur in mid-November to early December 2002, at which time the assets and liabilities of each Galaxy II Fund will be transferred to corresponding portfolios of the Liberty Funds, and shareholders of Galaxy II will become shareholders of the Liberty Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

On November 18, 2002, the Liberty Utilities Fund acquired all the net assets of the Galaxy II Utility Index Fund pursuant to a plan of reorganization approved by the Galaxy II Utility Index Fund shareholders on October 18, 2002. All assets of the Galaxy II Utility Index Fund have been transferred to the Liberty Utilities Fund in a tax-free exchange and shareholders of the Galaxy II Utility Index Fund have received 3,029,723 shares of the Liberty Utilites Fund in exchange for their shares as follows:


                                                BEFORE                               AFTER
                                              ACQUISITION                         ACQUISITION
                                   ------------------------------------         ----------------
                                         LIBERTY           GALAXY II                LIBERTY
                                        UTILITIES        UTILITY INDEX             UTILITIES
                                          FUND               FUND                    FUND
                                    ----------------   -----------------        ----------------

Net Assets....................      $    425,787,797   $      27,345,791        $    453,133,588
Shares Outstanding............            47,081,133           4,629,171              50,110,856
Unrealized (Depreciation).....      $   (152,899,258)  $     (19,458,434)



On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund changed its name to the Liberty Intermediate Tax-Exempt Fund and then acquired all the net assets of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund pursuant to a plan of reorganization approved by the Galaxy II Municipal Bond Fund shareholders on October 18, 2002. All assets of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund have been transferred to the Liberty Intermediate Tax-Exempt Fund in a tax-free exchange and shareholders of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund have received 13,171,973, 19,562,763 and 3,778,536 shares, respectively, of the Liberty Intermediate Tax-Exempt Fund in exchange for their shares as follows:



                                                                BEFORE                                                AFTER
                                                              ACQUISITION                                          ACQUISITION
                                   ------------------------------------------------------------------------      ---------------
                                        LIBERTY                                               STEIN ROE              LIBERTY
                                      INTERMEDIATE        GALAXY II           GALAXY         INTERMEDIATE          INTERMEDIATE
                                       TAX-EXEMPT       MUNICIPAL BOND      TAX-EXEMPT        MUNICIPALS            TAX-EXEMPT
                                          FUND               FUND           BOND FUND            FUND                 FUND
                                   ----------------    ---------------    ---------------    --------------      ---------------

Net Assets ...................     $    268,826,917    $    39,825,556    $   206,150,025    $  138,847,697      $   653,650,195
Shares Outstanding ...........           25,498,271          3,684,160         18,295,609        12,167,625           62,011,543
Unrealized Appreciation ......     $     12,170,825    $     1,460,166    $    12,564,091    $   11,278,640


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION


[BEGIN SIDEBAR]
         TRUSTEES
       AND OFFICERS
   Dwight E. Vicks, Jr.
   CHAIRMAN AND TRUSTEE

      John T. O'Neill
          TRUSTEE

     Louis DeThomasis,
       F.S.C., Ph.D.
          TRUSTEE

     Kenneth A. Froot
          TRUSTEE

       James M. Seed
          TRUSTEE

     Donald B. Miller
     EMERITUS TRUSTEE

    Bradford S. Wellman
     EMERITUS TRUSTEE

       Keith T. Banks
         PRESIDENT

   J. Kevin Connaughton
         TREASURER

         W. Bruce
      McConnel, Esq.
         SECRETARY

    INVESTMENT ADVISOR
     AND ADMINISTRATOR
     Fleet Investment
       Advisors Inc.
    100 Federal Street
     Boston, MA 02110

        DISTRIBUTOR
       Liberty Funds
      Distributor, Inc.
    One Financial Center
      Boston, MA 02110


   INDEPENDENT AUDITORS
     Ernst & Young LLP
   200 Clarendon Street
     Boston, MA 02116

       LEGAL COUNSEL
Drinker Biddle & Reath LLP
     One Logan Square
  18th and Cherry Streets
     Philadelphia, PA
        19103-6996
[END SIDEBAR]




For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 1-800-345-6611. This report is submitted for the general information of shareholders of Galaxy II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy II, which contains more information concerning the investment policies and expenses of the Funds, as well as other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION, OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                [GRAPHIC OMITTED]
                                RECYCLE LOGO ART

                       This report was printed on recycled paper.

[GRAPHIC OMITTED]                                             ------------------
GALAXY FUNDS LOGO ART                                              PRSRT STD
                                                                 U.S. POSTAGE
P.O. Box 6520                                                        PAID
Providence, RI 02940-6520                                        Holliston, MA
                                                                 PERMIT NO. 20
                                                              ------------------








SANGALII (12/01/02)